Exhibit 10.6

                                  Master Lease

                                    LANDLORD
                                    --------

                              PARKWAY TOWER, L.L.C.

                                     TENANT
                                     ------

                            SUNDOG TECHNOLOGIES, INC.


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                                TABLE OF CONTENTS

1.       OPERATIVE FACTS.................................................. 1


         1.1      Premises & Preparation.................................. 1
         1.2      Term.................................................... 1
         1.3      Projected Commencement Date ............................ 1
         1.4      Basic Monthly Rent ..................................... 2
         1.5      LANDLORD'S Operating Expenses .......................... 2
         1.6      TENANT'S Operating Expenses............................. 2
         1.7      Security Deposit........................................ 2


2.       PARKING  ........................................................ 2

         2.1      Landlord................................................ 2


3.       TERM     ........................................................ 2

         3.1      Length of Term.......................................... 2
         3.2      Actual Commencement Date................................ 2
         3.3      Acknowledgment of Actual Commencement Date.............. 3

4.       MONTHLY RENT..................................................... 3

         4.1      Basic Monthly Rent...................................... 3
         4.2      Additional Rent......................................... 3
         4.3      Consumer Price Index Escalation......................... 3

5.       TENANT'S RESPONSIBILITY FOR OPERATING EXPENSES................... 3

         5.1      Definitions............................................. 3
         5.2      Statement of Operating Expenses and
                    Estimated Operating Expenses.......................... 4
         5.3      Payment of Additional Rent.............................. 5
         5.4      Resolution of Disagreement.............................. 5
         5.5      Limitation.............................................. 6

6.       SECURITY DEPOSIT................................................. 5

7.       USE      ........................................................ 6

         7.1      Use of Premises......................................... 6
         7.2      Prohibition of Certain Activities or Uses............... 6
         7.3      Affirmative Obligations with Respect to Use............. 6
         7.4      Suitability............................................. 7
         7.5      Taxes................................................... 7

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8.       UTILITIES AND SERVICE............................................ 7

         8.1      Obligations of LANDLORD................................. 7
         8.2      Additional Services..................................... 8
         8.3      Utilities Consumption................................... 8
         8.4      TENANT'S Obligations.................................... 8
         8.5      Non Business Hour HVAC and
                    Overhead Lighting..................................... 8
         8.6      Limitations LANDLORD'S Liability........................ 9

9.       MAINTENANCE AND REPAIRS; ALTERATIONS; ACCESS..................... 9

         9.1      Maintenance and Repairs by LANDLORD..................... 9
         9.2      Maintenance and Repairs by TENANT....................... 9
         9.3      Alterations............................................. 9
         9.4      LANDLORD'S Access to Leased Premises....................10

10.      LIENS    ........................................................11


11.      ASSIGNMENT.......................................................11

         11.1     General ................................................11
         11.2     Submission of Information ..............................12
         11.3     Payments to LANDLORD ...................................12
         11.4     Prohibited Transfers ...................................12

12.      INDEMNITY........................................................12

         12.1     Indemnification of LANDLORD.............................12
         12.2     Release of LANDLORD.....................................12
         12.3     Notice..................................................13
         12.4     Litigation..............................................13

13.      INSURANCE........................................................13

         13.1     LANDLORD'S Insurance ...................................13
         13.2     TENANT'S Insurance .....................................13
         13.3     Forms of Policies.......................................14

14.      DAMAGE OR DESTRUCTION............................................14

         14.1     LANDLORD'S Obligations..................................14
         14.2     TENANT'S Obligation ....................................15

15.      CONDEMNATION.....................................................15

         15.1     Total Condemnation......................................15
         15.2     Partial Condemnation....................................15
         15.3     LANDLORD'S Option to Terminate..........................15
         15.4     Award...................................................15
         15.5     Definition..............................................16

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16.      LANDLORD'S RIGHT TO CURE.........................................16

17.      SUBORDINATION; AMENDMENT; ATTORNMENT.............................16

         17.1     Subordination...........................................16
         17.2     Amendment...............................................16
         17.3     Attornment..............................................17

18.      DEFAULT; REMEDIES; ABANDONMENT; PAST SUMS DUE;
           PENALTY  ......................................................17

         18.1     Default by TENANT.......................................17
         18.2     LANDLORD'S Remedies.....................................17
         18.3     Certain Damages.........................................18
         18.4     Continuing Liability After Termination..................18
         18.5     Cumulative Remedies.....................................18
         18.6     Waiver of Redemption....................................19
         18.7     Past Due Sums; Penalty..................................19

19.      RENT ABATEMENT...................................................19

20.      END OF TERM .....................................................19

21.      ESTOPPEL CERTIFICATE.............................................19

         21.1     LANDLORD'S Right to Estoppel Certificate................19
         21.2     Effect of Failure to Provide Estoppel Certificate.......20

22.      COMMON AREAS.....................................................20

         22.1     Definition of Common Ares...............................20
         22.2     License to Use Common Areas.............................20
         22.3     Deliveries..............................................20
         22.4     Parking.................................................20

23.      SIGNS, AWNINGS AND CANOPIES......................................21

24.      REQUIREMENTS OF LAW; FIRE INSURANCE .............................21

         24.1     General.................................................21
         24.2     Hazardous Materials.....................................21
         24.3     Certain Insurance Risks.................................22

25.      LANDLORD'S RESERVED RIGHTS.......................................22

26.      RULES AND REGULATION.............................................22

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27.      MISCELLANEOUS PROVISIONS.........................................22

         27.1     No Partnership..........................................22
         27.2     Force Majeure...........................................22
         27.3     Modification for Lender.................................23
         27.4     No Light, Air or View Easement..........................23
         27.5     Holding Over............................................23
         27.6     Notices.................................................23
         27.7     Captions; Attachments...................................23
         27.8     Recording...............................................23
         27.9     Partial Invalidity......................................23
         27.10    Brokers Commission......................................24
         27.11    TENANT Defined; Use of Pronouns.........................24
         27.12    Provisions Binding, etc.................................24
         27.13    Entire Agreement, etc...................................24
         27.14    Recourse by TENANT......................................24
         27.15    Choice of Law...........................................25
         27.16    Time of Essence.........................................25
         27.17    No Waiver...............................................25
         27.18    Right and Remedies......................................25
         27.19    Authorization...........................................25
         27.20    No Construction Against Drafting Party..................25
         27.21    Not Used................................................25
         27.22    No Merger...............................................25
         27.23    Financial Report........................................25
         27.24    LANDLORD'S Fees.........................................26
         27.25    Attorney Fees...........................................26
         27.26    Successors..............................................26

Signatures        ....................................................26, 27


EXHIBITS:

         "A"      Legal Description

         "B"      Preliminary Plans

         "C"      Exterior Elevations

         "D"      Building Floor Plans

         "E"      TENANT Improvements

         "E1"     Preliminary TENANT Space Plan

         "E2"     Final Plans

         "F"      Rules and Regulations

         "G"      Guarantee

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                                 LEASE AGREEMENT

THIS LEASE AGREEMENT (Lease) is entered into this ___ day of May, 2000, by and between PARKWAY TOWER, L.L.C., a Utah Limited Liability Company, hereinafter referred to as LANDLORD, and SUNDOG TECHNOLOGIES, INC., hereinafter referred to as TENANT.

                                   WITNESSETH:

         WHEREAS, this Lease relates to a three story office building located at 10542 South Jordan Gateway (400 West), South Jordan City, Salt Lake County, Utah 84095; and further referenced in Exhibit "A" hereto; and,

                  WHEREAS, LANDLORD and TENANT are desirous of entering into this Lease.

         NOW, THEREFORE, for and in consideration of the mutual promises and provisions herein contained and for other good and valuable consideration the receipt and sufficiency whereof are hereby acknowledged, the parties mutually certify and agree to the following terms and conditions:

         1. OPERATIVE FACTS. This Agreement (hereafter referred to as the "Lease") is made with respect to the following salient facts and definitions:

                  1.1 Premises & Preparation.

                           1.1.1 LANDLORD does hereby lease to TENANT and TENANT hereby leases from LANDLORD, that certain office space commonly known as Suite 200, as indicated on Exhibit "D" attached and by this reference made a part hereof (herein called "Premises"), said Premises being agreed, for the purpose of this Lease, to have a net rentable area of 8,340 square feet and being situated on the 2nd floor of that certain building known as Parkway Towers 3 story office building at 10542 South Jordan Gateway, South Jordan, Utah (hereinafter referred to as the "Building.") Net rentable area is defined as the net useable area, 7,089 square feet, plus a 15% building load factor for common areas and is calculated by dividing the net useable area by .85. Said Lease is subject to the terms, covenants and conditions herein set forth and the TENANT covenants, as a material part of the consideration for this Lease, to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of said performance.

                           1.1.2 The respective obligations, if any, of LANDLORD and TENANT to perform the work and supply the necessary materials and labor to prepare the Premises for occupancy by TENANT are described in detail on Exhibit "B" attached hereto and by this reference made a part hereof. LANDLORD and TENANT shall expend all funds and do all acts required of them as described on Exhibit "B" and shall perform or have such work promptly and diligently completed in a first-class and workmanlike manner.

                           1.1.3 LANDLORD and TENANT shall complete the work required of each party, as specified in Exhibit "B" as soon as reasonably possible. Notwithstanding anything to the contrary contained in this Lease, upon occupancy of the Premises by Tenant, all of the obligations of LANDLORD set forth in Exhibit "B" shall be deemed to be satisfactory completed, "Punch List" items excepted. "Punch List" items are defined as being minor construction defects or incomplete work, the non-completion of which will not materially interfere with the use of the Premises.

                  1.2 Term.  Five (5) Lease years. (60 months)

                  1.3 Projected Commencement Date.  May 1, 2000.

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                  1.4 Basic Monthly  Rent.  Thirteen  Thousand,  Two Hundred and
Five Dollars ($13,205.00). Basic monthly rent is calculated at the Lease rate of $19.00 per square foot (annual) times the net rentable square foot of the Premises adjusted to the monthly payment. Net rentable size of the Premises includes a 15 % common area load factor.

                  1.5 LANDLORD'S    Operating  Expenses.   LANDLORD'S  share  of
Operating Expenses is computed by multiplying the number of net rentable square feet applicable to the Premises by $5.25 per square foot.

                  1.6 TENANT'S Operating Expenses. TENANT'S share of Operating Expenses shall be computed pursuant to Subsection 5.1.4.

                  1.7 Security Deposit.   $13,205.00.

         2. PARKING. The Building shall have uncovered parking spaces. Approximately five percent (5%) of these spaces will be reserved for visitor parking with sixty (60) minute time limits, a minimum of four (4) spaces shall be reserved for handicap parking and up to twenty (20) spaces shall be available as reserve parking at a reasonable monthly fee. The remaining parking spaces shall be available to all TENANTS on a "first-come-first-serve" basis and shall be at no cost to TENANT or other TENANTS.

                  2.1 LANDLORD, or its agents (if LANDLORD has delegated such privileges) shall have the right to cause to be removed any cars of TENANT, its employees or agents that are parked in violation hereof or in violation of the rules and regulations of the Building, without liability of any kind to TENANT, its agents or employees, and TENANT agrees to hold LANDLORD harmless from and defend it against any and all claims, losses, or damages and demands asserted or arising in respect to or in connection with the removal of any such automobiles as aforesaid. TENANT shall from time to time, upon request of LANDLORD, supply LANDLORD with a list of license plate numbers of all automobiles owned by its employees or agents who are to have parking privileges hereunder. LANDLORD may, as part of the regulations promulgated by it for use of the parking areas require than TENANT cause an identification sticker issued by LANDLORD to be affixed to the bumpers or other designated location of all automobiles of TENANT and its employees or agents who are authorized to park in the parking areas.

                  2.2 Parking Privileges. Parking privileges for the Building shall be provided on a first come first serve basis and are further regulated as provided for in Section 22.4 of the Lease.

         3.  TERM.

                  3.1 Length of Term. The initial term of this Lease shall be for the period defined as the Term, plus the partial calendar month, if any, occurring after the Actual Commencement Date (as hereinafter defined) if the Actual Commencement Date occurs other than on the first day of a calendar month. Lease Year shall include twelve (12) calendar months, except that first Lease Year will also include any partial calendar month beginning after the Actual Commencement Date.

                  3.2 Actual Commencement Date. The actual commencement date (Actual Commencement Date) of the Term shall be the earliest of the following dates:

                            3.2.1 The date on which the  Premises  are ready for
                  Occupancy as outlined in Exhibit "B" hereto; 3.2.2 The date on which the Premises would have been Ready for Occupancy had there been no delay due to changes in the Final Plans requested by TENANT, if any; or



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                           3.2.3 The date TENANT,  with prior written consent of
                  LANDLORD, actually commences to do business on the Premises.

                  3.3  Acknowledgment of Actual  Commencement  Date. Within five
(5) days after LANDLORD'S or TENANT'S request to do so, LANDLORD and TENANT shall execute a written acknowledgment of the Actual Commencement Date, which acknowledgment shall be deemed to be part of this Lease.

         4.  MONTHLY RENT.

                  4.1 Basic Monthly Rent. TENANT agrees to pay LANDLORD, at 310 East 4500 South, Suite 100 Murray, Utah 84107 or at such other address designated by LANDLORD, the Basic Monthly Rent, without prior demand therefore, without offset or deduction and in advance before the end of first day of each calendar month during the Term, commencing on the Actual Commencement Date. TENANT shall thereafter, subject to any other adjustment contained in the Lease, pay the amount of $13,205.00 in monthly Lease payments until the expiration of the Lease term. In the event the Actual Commencement Date occurs on a day other than the first day of a calendar month, then the Basic Monthly Rent to be paid on the first day rent is due shall include both the Basic Monthly Rent for the first full calendar month occurring after the first day rent is due, plus the Basic Monthly Rent for the initial fractional calendar month prorated on a per-diem basis (based upon a thirty (30) day month).

                  4.2 Additional Rent. All charges required to be paid by TENANT hereunder, including, without limitation, payments for Operating Expenses, and any other amounts payable hereunder, shall be considered additional rent for the purposes of this lease (Additional Rent), and TENANT shall pay Additional Rent upon written demand by LANDLORD with reasonable justification or otherwise as provided in this lease.

                  4.3      Basic Monthly Rent Escalation.

                            4.3.1 TENANT'S Basic Monthly Rent shall be increased
                  by $ .50 per rentable square feet on the first year anniversary of the first day of the first full calendar month of the lease Term and on each annual anniversary date thereafter until the end of the lease Term.

         5.  TENANT'S RESPONSIBILITY FOR OPERATING EXPENSES.

                  5.1 Definitions. The following words and phrases shall have the meanings set forth below:

                           5.1.1 Operating Year means each calendar year ending during the Term and the calendar year ending immediately following the last day of the Term.


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                           5.1.2  Operating  Expenses means all actual costs and
                  expenses   incurred  by  LANDLORD  in   connection   with  the
                  ownership,   operation,  management  and  maintenance  of  the
                  Building and the Property and the related improvements located thereon (the Improvements), including, but not limited to, all expenses incurred by LANDLORD as a result of LANDLORD'S compliance with any and all of its obligations under this Lease (or under similar leases with other TENANTS) other than the performance by LANDLORD of its construction obligations under Section 1 hereof or similar provisions of leases within other TENANT spaces. In explanation of the foregoing, and not in limitation thereof Operating Expenses shall include (except as set forth in Subsection 8.6 hereof) all fees, costs and expenses incurred by LANDLORD relating to the following: all real and personal property taxes and assessments whether general or special and any tax or assessment levied or charged

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                  in lieu thereof,  whether  assessed  against  LANDLORD  and/or
                  TENANT and whether collected from LANDLORD and/or TENANT, snow and trash removal, utilities, supplies, public liability and fire insurance with extended coverage, licenses, permits and inspection, legal fees incurred with respect to enforcing
                  rules  and   regulations   of  the  building  and   evictions,
                  accounting fees relating to operations of the Building, services of independent contractors, reasonable fees and expenses incurred in property management, including, without limitation, compensation, employment taxes and fringe benefits of all persons who perform regular and recurring duties connected with day-to-day operation, maintenance and repair of the Building, its equipment and the adjacent parking area, driveways, walks and landscaped areas, including without limitation janitorial, scavenger, gardening, security, parking (whether underground, on the surface or in an elevated ramp), elevator, painting, plumbing, electrical, carpentry, heating, ventilation, air-conditioning, window washing, signing, but excluding persons performing services not uniformly available to or performed for substantially all TENANTS of the Building; rental or a reasonable allowance for depreciation of personal property used in the maintenance, operation and repair of the Building. All Operating Expenses shall be computed on an
                  annual   basis.   Operating   Expenses   shall   not   include
                  depreciation on the Building and the Improvements, income taxes of LANDLORD, costs specifically charged to and recovered from other TENANTS, insurance and condemnation proceeds, costs for corrections of defects in the original construction of the Building, lease commissions pertaining to the initial rental of office space in the Building, capital additions to the Building or amounts paid toward principal or interest on loans
                  to  LANDLORD.  The  foregoing  sentence  notwithstanding,   if
                  LANDLORD incurs any cost in making capital improvements or structural repairs to the Building or Property to effect labor savings, reduce Operating Expenses or comply with any law,
                  ordinance,   rule  or   regulation   of  a   governmental   or
                  quasi-governmental authority, after the Actual Commencement Date, such costs shall be amortized over the useful life of the capital improvement or structural repair as an Operating Expense.

                           5.1.3   Estimated   Operating   Expenses   means  the
                  projected amount of Operating Expenses for any given Operating Year as estimated by LANDLORD, in its sole discretion.

                           5.1.4 TENANT'S share of Operating Expenses for the first calendar year shall be the amount in excess of $5.25 per net rentable square foot applicable to the Premises.

                           5.1.5 TENANT'S Share of Operating Expenses for any fractional calendar year shall be calculated by determining TENANT'S share of Operating Expenses for the relevant calendar year and then prorating such amount over the fractional period of such calendar year.

                           5.1.6 TENANT'S Share of Estimated  Operating Expenses
                  for a calendar year means Operating Expenses reasonably estimated by LANDLORD to be in excess of $5.25 per net rentable square foot applicable to the Premises, subject to the limitation set forth in paragraph 5.1.4.

                           5.1.7 TENANT'S share of Estimated  Operating Expenses
                  for any fractional calendar year shall be calculated by determining TENANT'S Share of Estimated Operating Expenses for the relevant calendar year and then prorating amount over the fractional period of such calendar year.

                           5.1.8. TENANT'S share of operating expenses for the first full calendar year and any fraction thereof shall be determined as provided for herein.

                  5.2 Statement of Operating Expenses and Estimated Operating Expenses.

                           5.2.1 Within One Hundred  Twenty (120) days after the
                  expiration of any Operating Year, LANDLORD shall furnish TENANT with a written statement showing in reasonable detail the computation of TENANT'S Share of Operating Expenses if any, for such year and the amount by which such amount exceeds or is less than the amounts paid by TENANT during such year pursuant to Subsection 5.1.2.

                           5.2.2 LANDLORD, in its sole discretion, may also furnish TENANT from time to time, written statements showing in reasonable detail the computation of TENANT'S Share of Estimated Operating Expenses.

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                  5.3 Payment of Additional Rent. TENANT shall pay as additional rent (Additional Rent) the following amounts at the times indicated:

                           5.3.1 Within  thirty (30) days after  delivery of the
                  written statement referred to in Subsection 5.2.1 hereof, TENANT shall pay to LANDLORD, without offset or deduction, the amount by which TENANT'S Share of Operating Expenses, as specified in such written statement, exceeds the amount of Estimated Operating Expenses actually paid by TENANT for the year at issue. Payments by TENANT shall be made pursuant to this Subsection 5.3.1 notwithstanding that a statement pursuant to subsection 5.2.1 is furnished to TENANT after the expiration of the Term.

                           5.3.2 With each  payment of Basic  Monthly  Rent made
                  pursuant to Section 4 hereof, TENANT shall pay to LANDLORD, without offset or deduction, one-twelfth (1/12th) of TENANT'S Share of Estimated Operating Expenses as specified in the last written statement delivered to TENANT pursuant to Subsection 5.2.2.

                           5.3.3 If the written statement  delivered pursuant to
                  Subsection 5.2.1 indicates that the amount actually paid by TENANT pursuant to subsection 5.3.1 for any year exceeds TENANT'S Share of Operating Expenses for the same year, LANDLORD, at its election, may either (i) pay the amount of such excess to TENANT or (ii) apply such excess against any amount payable by TENANT.

                           5.3.4 No failure by  LANDLORD  to require the payment
                  of Additional Rent by TENANT for any period shall constitute a waiver of LANDLORD'S right to collect such Additional Rent for such period or for any subsequent period.

                  5.4 Resolution of Disagreement. Every statement given by LANDLORD pursuant to Subsection 5.2 hereof shall be conclusive and binding upon TENANT unless within thirty (30) days after the receipt of such statement TENANT notifies LANDLORD in writing that it disputes the correctness thereof, specifying the particular respects in which the statement is claimed to be incorrect. Pending the determination of such dispute by agreement between LANDLORD and TENANT, TENANT shall, within thirty (30) days after receipt of such statement, pay Additional Rent in accordance with LANDLORD'S statement, and such payment shall be without prejudice to TENANT'S position. If the dispute shall be determined in TENANT'S favor, LANDLORD shall forthwith apply the amount of TENANT'S overpayment of rents resulting from compliance with LANDLORD'S statement, without interest being due thereon, in accordance with Subsection 5.3.3 hereof. LANDLORD agrees to grant to an independent certified public accountant retained by TENANT reasonable access to LANDLORD'S books and records for the purpose of verifying Operating Expenses incurred by LANDLORD, at TENANT'S sole expense.

                  5.5 Limitation. Nothing contained in this Section 5 shall be construed so as to reduce the installments of Basic Monthly Rent payable hereunder below the amount set forth in Section 1.

         6. SECURITY DEPOSIT. Upon execution of this lease, TENANT will deposit the security deposit as provided for in Section 1.7 with LANDLORD as security for the full, faithful, and timely performance of every provision of this lease to be performed by TENANT. If TENANT defaults with respect to any provision of this lease, including but not limited to the provisions relating to the payment of rent, LANDLORD may use, apply, or retain all or any part of the security deposit for the payment of any rent, or any other sum in default, or for the payment of any other amount LANDLORD may spend or become obligated to spend by reason of TENANT'S default, or to compensate LANDLORD for any other loss or damage LANDLORD may suffer by reason of TENANT'S default. If any portion of the security deposit is so used, applied, or retained, TENANT will within 5 days after written demand deposit cash with LANDLORD in an amount sufficient to restore the security deposit to its original amount. LANDLORD will not be



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

required to keep the security deposit separate from its general funds, and TENANT will not be entitled to interest on the security deposit. The security deposit will not be deemed a limitation on LANDLORD'S damages or a payment of liquidated damages or a payment of the monthly rent due for the last month of the term. If TENANT fully, faithfully, and timely performs every provision of this lease to be performed by it, the security deposit or any balance of the security deposit will be returned to TENANT within 30 days after the expiration of the term. LANDLORD may deliver the funds deposited under this lease by TENANT to the purchaser of the building in the event the building is sold, and after such time LANDLORD will have no further liability to TENANT with respect to the security deposit.

         7.  USE.

                  7.1 Use of Premises. TENANT shall not use or permit the Premises or any part thereof to be used for any purpose other than for general office purposes, including the usual and customary purposes for software development companies

                  7.2  Prohibition of Certain Activities or Uses.

                           7.2.1 TENANT shall not do or permit anything to be done in the Building or on the Land which may:

                                    7.2.1.1   Increase  the  existing   rate  or
                           violate the provisions of any insurance carried with respect to the Building or any contents of such Building.

                                    7.2.1.2   Create   any   public  or  private
                           nuisance,   commit   waste,   or  disturb  the  quiet
                           enjoyment of any other occupant of the Building.

                                    7.2.1.3  Violate  any present or future law,
                           ordinance, regulation or requirement of any governmental authority or any restriction or covenant existing with respect to the Premises or Building or Land whereon it is located.

                                    7.2.1.4  Overload  the  floors or  otherwise
                           damage the structure of the Building.

                                    7.2.1.5  Constitute  an  immoral  or illegal
                           purpose.

                                    7.2.1.6  Increase  the cost of  electricity,
                           natural gas or other utility service beyond that level permitted below by Section 8.

                                    7.2.1.7 Subject LANDLORD or any other TENANT
                           to any liability to any third party.

                           7.2.2 TENANT shall not bring into or permit the placing within the Premises of any machine, personal property or fixture heavier than customarily used in connection with general office purposes.

                           7.2.3 Subject to the provisions of Paragraph 23, Exhibit B or Exhibit F, TENANT shall not place any holes in any part of the Premises or place any exterior signs or interior drapes, blinds or similar items visible from outside the Premises or the Building without prior written consent of LANDLORD.

                  7.3 Affirmative Obligations with Respect to Use. TENANT shall, at its sole cost and expense:

                           7.3.1 Comply with all present and future governmental
                  laws,   ordinances,   regulations  and   requirements  in  its
                  occupancy of the Premises.

                           7.3.2 Comply with the requirements of any board of fire underwriters or other similar body relating to the Premises, excluding structural changes not caused by the Improvements or the nature of TENANT'S occupancy of the Premises.

                           7.3.3 Keep the Premises in a clean and orderly condition, free of objectional noises, odors or nuisances subject to LANDLORD'S janitorial service requirements.

                  7.4 Suitability. TENANT acknowledges that, except as expressly set forth in this Lease, neither LANDLORD nor any other person has made any representation or warranty with respect to the Premises or any other portion of the Building or Improvements, nor has LANDLORD agreed to undertake any modification, alteration or improvement thereof. Specifically, but not in limitation of the foregoing, no representation has been made or relied upon concerning the suitability of the Premises or any other portion of the Building or Improvements for the conduct of TENANT'S business. As to matters that are identifiable by visual inspection, the Premises, Building and Improvements (and each and every part thereof) shall be deemed to be in satisfactory condition unless, on or before the Actual Commencement Date, TENANT shall give LANDLORD written notice specifying, in reasonable detail, the respects in which the Premises, Building or Improvements are not in satisfactory condition.

                  7.5 Taxes. Notwithstanding Subsection 5.1.2 or any other Lease provision, TENANT shall have sole responsibility for and shall pay all taxes, assessments, charges and fees which during the Term may be imposed, assessed or levied by any governmental or public authority against or upon TENANT, TENANT'S use of the Premises or any personal property or fixture kept or installed therein by TENANT.

         8.  UTILITIES AND SERVICE.

                  8.1 Obligations of LANDLORD. During the Term of this lease, subject to the limitation in Subsection 8.6, and so long as TENANT is not in material default under this lease, LANDLORD agrees to cause to be furnished to the Premises during customary business hours and during generally recognized business days, in such manner as is customary in similar buildings in the same geographical areas, as determined by LANDLORD, the following utilities and services (the cost of which shall be included within Operating Expenses):

                           8.1.1 Electricity, water, gas and sewer service shall
                  be provided to TENANT'S Premises 24 hours per day.

                           8.1.2 Telephone connection to the core space on the ground floor of the building but not including wiring from the core or telephone stations and equipment (it being expressly understood and agreed that TENANT shall be responsible for the ordering, installation, and cost of telephone lines and equipment from the ground floor telephone room.

                           8.1.3  Snow and trash removal service.

                           8.1.4  Landscaping and grounds-keeping service.

                           8.1.5  Elevator service 24 hours per day.

                           8.1.6 Reasonable daily janitorial  service,  weekends
                  and holidays excluded; provided, that if TENANT'S floor covering or other improvements are other than standard for the Building, TENANT shall pay the additional cleaning costs, if any, attributable thereto as Additional Rent upon presentation of a written statement relating thereto by LANDLORD.

                           8.1.7 Heating, overhead lighting, ventilation and air
                  conditioning reasonably necessary for the comfortable use and occupancy of the Premises during customary business hours. For purposes of this Subsection, customary business hours shall be from 7:00 a.m. to 6:00 pm, Monday through Friday, and from 7:30 a.m. to 12:00 noon on Saturday, excluding legal holidays.

                           8.1.8 Window washing of the exterior windows; not more than three times or less than 1 time per annum.

                  8.2 Additional Services. LANDLORD shall have no obligation to provide utilities, overhead lighting, heating, air conditioning and/or cleaning services to TENANT beyond the standard services set forth in Subsection 8.1 above, or at times other than during the Business Hours, as defined in the Rules and Regulations, but if LANDLORD elects to provide such additional services at TENANT'S request, TENANT shall pay LANDLORD'S reasonable charge for such special services as Additional rent.

                  8.3 Utilities Consumption. TENANT shall not, without the prior written consent of LANDLORD, use any apparatus or device in the Premises which will in any way increase the amount of gas, electricity or water usually furnished or supplied for use of the Premises as general office space; nor connect with electric current, except through existing electrical outlets in the Premises, or water pipes or gas outlets, any apparatus or device for the purposes of using gas, electrical current or water. If TENANT shall require water or electric current or any other service in excess of that usually furnished or supplied for use on the Premises as general office space, TENANT shall first obtain the prior written consent of LANDLORD, which LANDLORD will not unreasonably withhold, for the use thereof, and LANDLORD may cause a special meter to be installed in the Premises so as to measure the amount of water, electric current or other service consumed. The cost of any such meters and of installation, maintenance, and repair thereof shall be paid for by TENANT, and TENANT agrees to pay LANDLORD promptly upon demand by LANDLORD for all such water, electric current or other service consumed, as shown by said meters, at rates charged by the local public utility furnishing the same, plus any additional expense incurred in keeping account of the water, electric current or other service so consumed. In each such case, the costs for administering such methods shall be borne by TENANT.

                  8.4 TENANT'S Obligations. TENANT shall arrange and pay for, prior to delinquency, the entire cost and expense of all telephone wiring from the first floor telephone closet to Premises. Telephone stations, and phone equipment, wiring inside the Premises, use charges, and all other communication materials and services shall be provided and paid for by TENANT.

                  8.5 Non Business Hour HVAC and Overhead Lighting. LANDLORD shall provide TENANT, at TENANT'S request, with heat and air conditioning and overhead lighting outside the customary Business hours, as defined in the Rules and Regulations, at the rate of Twenty Dollars ($20.00) per hour. LANDLORD shall determine the amount of such usage during Non Business Hours by the installation of a separate time meter or other measuring device. LANDLORD shall deliver to TENANT a statement (Statement), on a monthly basis, of TENANT'S Non Business Hours use of heat and air conditioning and overhead lighting for the previous month. TENANT shall pay the amount owing to LANDLORD as set forth in the Statement, as Additional Rent, within five (5) days after TENANT'S receipt of the Statement. If the HVAC or lighting System of the Building is modified or LANDLORD'S operating costs change and as a result of such modification or change LANDLORD offers a rate for after hours usage lower or higher than Twenty Dollars ($20.00) per hour to the Building in general, LANDLORD shall accept, and TENANT shall pay, such lower or higher amount. Notwithstanding the foregoing, LANDLORD shall have no obligation to provide TENANT with heat and air conditioning and overhead lighting during Non Business Hours if a material Event of Default exists under this Lease.

                  8.6 Limitation on LANDLORD'S Liability. LANDLORD shall not be liable for and TENANT shall not be entitled to terminate this Lease, to effectuate any abatement or reduction of rent or to collect any damages by reason of LANDLORD'S failure to provide or furnish any of the utilities or services set forth in Subsection 8 hereof if such failure was occasioned by any strike or labor controversy, any act or default of TENANT, the inability of LANDLORD to obtain services from the company supplying the same or any cause beyond the reasonable control of LANDLORD; provided, however, that if such delay or service interruption continues for a period in excess of ten (10) consecutive days or for ten (10) days in a twenty (20) day period, and such delay or interruption renders the Premises or any portion thereof untenantable for TENANT'S normal business operations, the rent shall thereafter be abated in proportion to the unusable portion of the Premises for the period of such non-useability. In no event shall LANDLORD be liable for loss or injury to persons or property, however arising, occurring in connection with or attributable to any failure to furnish such utilities or services even if within the control of LANDLORD.

         9.  MAINTENANCE AND REPAIRS; ALTERATIONS; ACCESS.

                  9.1 Maintenance and Repairs by LANDLORD. LANDLORD as part of operating expense shall maintain in good order, condition and repair the Building, the Common Areas and the Improvements, excluding the Premises and those other portions of the Building leased, rented or otherwise occupied by persons not affiliated with LANDLORD. LANDLORD shall supply and pay for regular janitorial and cleaning services reasonably required, exclusive of weekends and holidays, to keep the Building and Improvements in a clean, sanitary and orderly condition, the cost and expense of which shall be included in Operating Expenses.

                  9.2 Maintenance and Repairs by TENANT. Subject to LANDLORD'S obligation to provide janitorial service, TENANT shall maintain the Premises in good order, condition and repair, reasonable wear and tear excepted, including without limitation, the following: electric light bulbs (but not including fluorescent lights and ballasts used in overhead fixtures originally installed in the Premises, which LANDLORD shall maintain and replace as necessary); the interior surfaces of the ceilings, walls, interior windows; and all equipment and fixtures installed by TENANT. In the event that TENANT fails to maintain the Premises in good order, condition and repair, LANDLORD shall give TENANT notice to do such acts as are reasonably required to so maintain the Premises. In the event that TENANT fails to promptly commence such work and diligently prosecute it to completion, LANDLORD shall have the right to do such acts and expend such funds at the expense of TENANT as are reasonably required to perform such work. Any amount so expended by LANDLORD shall be paid by TENANT promptly upon demand therefore with interest thereon from the date of such expenditure at the prime or base rate then charged by Zions First National Bank of Utah, N.A. provided however in no event shall the rate be less than 12% per annum. LANDLORD shall have no liability to TENANT for any damage, inconvenience or interference with the use of the Premises by TENANT as a result of performing any such work.

                  9.3  Alterations.

                           9.3.1  General.

                                    9.3.1.1  During  the term,  TENANT  will not
                           make or allow to be made any alterations, additions, or improvements to or of the premises or any part of the premises, or attach any fixtures or equipment to the premises, without first obtaining LANDLORD'S written consent. All such alterations, additions, and improvements consented to by LANDLORD, and capital improvements that are required to be made to the project as a result of the nature of TENANT'S use of the premise shall:

                                            9.3.1.1.1     Be     performed    by
                           contractors approved by LANDLORD and subject to conditions specified by LANDLORD (which may include requiring the posting of a mechanic's or materialmen's lien bond,) certificates issued by applicable insurance companies evidencing that workmen's compensation, personal injury liability and property damage insurance are in force and effect and are maintained by all contractors and subcontractors; and,

                                            9.3.1.1.2  Conform to the applicable
                           building codes, A.D.A. and any applicable fire codes; and,

                                            9.3.1.1.3 At LANDLORD'S option, will
                           be made by LANDLORD for TENANT'S account, and TENANT will reimburse LANDLORD for their cost (including 15% for LANDLORD'S overhead) within 10 days after receipt of a statement of such cost.

                                    9.3.1.2  Alterations,  additions,  fixtures,
                           and improvements, including but not limited to built in cabinetry and work stations, whether temporary or permanent in character, made in or upon the premises either by TENANT or LANDLORD, will immediately become LANDLORD'S property and at the end of the term will remain on the premises without compensation to TENANT, unless when consenting to such alterations, additions, fixtures, or improvements, LANDLORD has advised TENANT in writing that such alterations, additions, fixtures, or improvements must be removed at the expiration or other termination of this Lease.

                                    9.3.1.3  Notwithstanding  the  provisions of
                           paragraph 9.3.1.1 above, LANDLORD consents to TENANT making alterations to the Premises so long as the cost does not exceed Five Hundred Dollars ($500.00) per alteration and so long as such alterations do not unreasonably increase power usage. LANDLORD will not require approval of the contractor or the posting of a performance bond, nor will LANDLORD charge TENANT an overhead charge for said alterations performed by TENANT.

                           9.3.2 Free-Standing Partitions.  TENANT will have the
                  right  to  install   free-standing  work  station  partitions,
                  without LANDLORD'S prior written consent, so long as no building or other governmental permit is required for their installation or relocation; however, if a permit is required, LANDLORD will not unreasonably withhold its consent to such relocation or installation. The free-standing work station partitions for which TENANT pays will be part of TENANT'S trade fixtures for all purposes under this Lease. All other partitions installed in the Premises are and will be LANDLORD'S property for all purposes under this Lease.

                           9.3.3 Removal. If LANDLORD has required TENANT to remove any or all alterations, additions, fixtures, and improvements that are made in or upon the Premises pursuant to this Section 9 prior to the expiration date, TENANT will remove such alterations, additions, fixtures, and improvements at TENANT'S sole cost and will restore the Premises to the condition in which they were before such alterations, additions, fixtures, improvements, and additions were made, reasonable wear and tear excepted.

                  9.4 LANDLORD'S Access to Leased Premises. LANDLORD shall have the right to place, maintain and repair all utility equipment of any kind in, over, upon and under the Premises as may be necessary for the servicing of the Premises and any other portion of the Building. LANDLORD also shall have the right to enter the Premises at all reasonable times in order to inspect the same, to supply janitorial service and any other service to be provided by LANDLORD to TENANT hereunder, to exhibit the Premises to prospective purchasers, mortgagees, TENANTS and lessees, and to make such repairs, additions, alterations or improvements as LANDLORD may deem desirable. LANDLORD shall be allowed to take all material upon the Premises that may be required therefore without the same constituting an actual or constructive eviction of TENANT in whole or in part and the rents and other monetary obligations reserved herein shall in no wise abate, except as expressly provided in Subsection 8.6, while such work is in progress by reason of loss or interruption of TENANT'S business or otherwise. TENANT hereby expressly waives any claim for damages for any injury or inconvenience to or interference with TENANT'S business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. Except in emergency any such showings shall be during reasonable hours, with reasonable notice to TENANT and shall not materially interfere with TENANT'S business. LANDLORD shall at all times have and retain a key with which to unlock all the doors in, upon and about the Premises, excluding TENANT'S vaults and safes. LANDLORD shall have the right to use any and all means which LANDLORD may deem proper to open such doors in an emergency in order to obtain entry to the Premises. Any entry to the Premises obtained by LANDLORD shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or detainer of the Premises or an eviction of TENANT from any portion of the Premises. LANDLORD shall be permitted to show the premises to prospective lessees during the last 12 months of the Lease. Any such showings shall be during reasonable hours, with reasonable notice to TENANT and shall not materially interfere with TENANT'S business.

         10. LIENS. TENANT shall keep the building and the property free from any liens arising out of work performed on or materials furnished to the Premises or obligations incurred by TENANT and shall indemnify, hold harmless and defend LANDLORD from any liens and encumbrances arising out of any work performed or any materials furnished by or at the direction of TENANT. In the event that within ten (10) days following the imposition of any such lien or encumbrance TENANT shall not cause such lien or encumbrance to be released of record by payment or posting of a proper bond, LANDLORD shall have, in addition to all other remedies provided herein and by law the right, but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien or encumbrance. All such sums paid by LANDLORD and all expenses incurred by LANDLORD in connection therewith including attorney's fees and costs shall be payable to LANDLORD by TENANT upon demand with interest thereon at the Interest Rate. LANDLORD shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which LANDLORD shall deem proper, for the protection of LANDLORD and the Premises and any other party having an interest therein from mechanics' and materialmen's liens, and TENANT shall give to LANDLORD at least ten (10) business days prior written notice of the expected date of commencement of any work relating to alterations or additions to the Premises.

         11.  ASSIGNMENT.

                  11.1 General. TENANT, for itself, its heirs, distributees, executors, administrators, legal representatives, successors, and assigns, covenants that it will not assign, mortgage, or encumber this Lease, nor sublease, nor permit the premises or any part of the premises to be used or occupied by others, without the prior written consent of LANDLORD in each instance, which consent will not be unreasonably withheld or delayed. Any assignment or sublease in violation of this Lease will be void. If this Lease is assigned, or if the premises or any part of the premises are subleased or occupied by anyone other than TENANT, LANDLORD may, after default by TENANT, collect rent from the assignee, subtenant, or occupant, and apply the net amount collected to rent. No assignment, sublease, occupancy, or collection will be deemed (a) a waiver of the provisions of this Lease;
         (b) the acceptance of the assignee, subtenant, or occupant as TENANT; or (c) a release of TENANT from the further performance by TENANT of covenants on the part of TENANT contained in this Lease. The consent by LANDLORD to an assignment or sublease will not be construed to relieve TENANT from obtaining LANDLORD'S prior written consent in writing to any further assignment or sublease. No permitted subtenant may assign or encumber its sublease or further sublease all or any portion of its subleased space, or otherwise permit the subleased space or any part of its subleased space to be used or occupied by others, without LANDLORD'S prior written consent in each instance.

                  11.2 Submission of Information. If TENANT requests LANDLORD'S consent to a specific assignment or subletting, TENANT will submit in writing to LANDLORD (a) the name and address of the proposed assignee or subtenant; (b) the business terms of the proposed assignment or sublease; (c) reasonably satisfactory information as to the nature and character of the business of the proposed assignee or subtenant, and as to the nature of its proposed use of the space; (d) banking, financial, or other credit information reasonably sufficient to enable LANDLORD to determine the financial responsibility and character of the proposed assignee or subtenant; and (e) the proposed form of assignment or sublease for LANDLORD'S approval.

                  11.3 Payments to LANDLORD. If LANDLORD consents to a proposed assignment or sublease, then LANDLORD will have the right to require TENANT to pay to LANDLORD a sum equal to (a) 1/2 of any rent or other consideration paid to TENANT by any proposed transferee that (after first deducting the costs of TENANT, if any, in effecting the assignment or sublease, including reasonable alterations costs, commissions, legal fees, TENANT'S relocation costs and the unamortized portion of TENANT Improvements installed by TENANT) is in excess of the rent allocable to the transferred space then being paid by TENANT to LANDLORD pursuant to this Lease; (b) 1/2 of any other profit or gain (after first deducting any necessary expenses incurred) realized by TENANT from any such sublease or assignment; and (c) LANDLORD'S reasonable attorneys' fees and costs incurred in connection with negotiation, review, and processing of the transfer. All such sums payable will be payable to LANDLORD at the time the next payment of monthly rent is due.

                  11.4 Prohibited Transfers. The transfer of a majority of the issued and outstanding capital stock of any corporate TENANT or subtenant of this Lease, or a majority of the total interest in any partnership TENANT or subtenant in a single transaction, will be deemed an assignment of this Lease or of such sublease requiring LANDLORD'S consent in each instance. For purposes of this Lease, the transfer of outstanding capital stock of any corporate TENANT will not include any sale of such stock by persons other than those deemed "insiders" within the meaning of the Securities Exchange Act of 1934, as amended, effected through the "over-the-counter market" or through any recognized stock exchange.

                  12.  INDEMNITY.

                  12.1 Indemnification. Each party hereto shall indemnify, defend and hold the other harmless from and against (i) any and all liability, penalties, losses, damages, costs and expenses, demands, causes of action, claims or judgements arising from or growing out of any injury to any person or persons or any damage to any property as a result of any accident or other occurrence during the Term occasioned in any way as a result of the indemnifying parties officers', employees', agents', servants', subtenants', concessionaires', licensees', contractors', or invites' use, maintenance, alteration, occupation, or operation of the Premises, Building or Improvements during the Term, and (ii) from and against all costs and charges, including attorneys' fees and investigation costs, incurred in and about any of such matters and the defense of any action arising out of the same or in discharging the parcel or any part thereof from any and all liens, charges or judgements which may accrue or be placed thereon by reason of any act or omission of the indemnifying party. The indemnifying party's obligations pursuant to the foregoing indemnity shall survive the termination of this Lease. In case any proceeding is brought against the indemnified party by reason of any such claim, the indemnifying party, upon notice from the indemnified party, shall defend the same at the indemnifying party's expense by counsel reasonably satisfactory to the indemnified party.

                  12.2  Release.  LANDLORD  and TENANT each  hereby  release and relieve the other, and each waives its entire right of recovery against the other, or against any other TENANT or occupant of the Building, or against the officers, directors, shareholders, partners, joint venturers, employees, agents, customers, invitees, or business visitors of such other party or of such other TENANT or occupant of the Building, for loss or damage arising out of or incident to the perils which the releasing party is required to insure against under provisions of Paragraph 13, which perils occur in, on, or about the premises or the building of which the premises are a part, whether due to the negligence of LANDLORD or TENANT or their respective agents, employees, contractors, or invites, if and to the extent that such loss or damage (i) is actually compensated by insurance or (ii) would have been compensated by insurance except for the fact that the insuring company availed itself of a defense arising from the action or failure to act of the releasing party, its employees or agents. Each party shall, upon obtaining the policies of insurance which it is required to maintain under this Lease, give notice to its insurance company or companies that the foregoing mutual waiver of subrogation is contained in this lease. Each party shall cause each such insurance policy obtained by it to provide that the insurance company waive all rights of recovery by way of subrogation against either party in connection with any damage or liability covered by such policy. If any insurance policy cannot be obtained with a waiver of subrogation, or is obtainable only by the payment of an additional premium charge above that charged by insurance companies issuing policies with out waiver of subrogation, the party undertaking to obtain the insurance shall notify the other party of such fact. The other party shall have a period of ten (10) days after receiving the notice either to place the insurance with a company that is reasonably satisfactory to the other party and that will carry the insurance with a waiver of subrogation, or to agree to pay the additional premium if such a policy is obtainable at additional cost. If the insurance cannot be obtained with a waiver of subrogation or the party in whose favor a waiver of subrogation is desired refuses to pay the additional premium charge, the other party shall be relieved of the obligation to obtain a waiver of subrogation rights with respect to that particular insurance policy.

                  12.3 Notice. TENANT shall give notice to LANDLORD in case of fire or material accidents in the Premises or of material defects therein or in any fixtures or equipment thereon located.

                  12.4 Litigation. In case LANDLORD, without fault on its part, shall be made a party to any litigation commenced by or against TENANT, TENANT shall protect and hold LANDLORD harmless and shall pay all costs, expenses, and reasonable attorneys' fees incurred therein. In case TENANT, without fault on its part, shall be made a party to any litigation commenced by or against LANDLORD, LANDLORD shall protect and hold TENANT harmless and shall pay all costs, expenses, and reasonable attorneys' fees incurred therein.

         13.  INSURANCE.

                  13.1 LANDLORD'S Insurance. At all times during the term, LANDLORD will carry and maintain:

                           13.1.1 Fire and extended coverage  insurance covering
                  the Building, its equipment, common area furnishings, and leasehold improvements in the Premises to the extent of the TENANT finish allowance;

                           13.1.2 Bodily injury and property damage insurance with a combined single occurrence limit of not less than $2,000,000; and

                           13.1.3 Such other  insurance  as LANDLORD  reasonably
                  determines from time to time.

                  The insurance coverages and amounts in this Section 13.1 will be reasonably determined by LANDLORD, based on coverages carried by prudent owners of comparable buildings in the vicinity of the project, and such insurance as may reasonably be required by mortgage lenders.

                  13.2 TENANT'S Insurance. At all times during the term, TENANT will carry and maintain, at TENANT'S expense, the following insurance, in the amounts specified below or such other amounts as LANDLORD may from time to time reasonably request, with insurance companies and on forms satisfactory to LANDLORD:

                           13.2.1 Bodily injury and property damage liability insurance, with a combined single occurrence limit of not less than $3,000,000. All such insurance will be equivalent to coverage offered by a commercial general liability form, including without limitation personal injury and contractual liability coverage for the performance by TENANT of the indemnity agreements set forth in this Lease;

                           13.2.2 Insurance  covering all of TENANT'S  furniture
                  and fixtures, machinery, equipment, stock, and any other personal property owned and used in TENANT'S business and found in, on, or about the project, and any leasehold improvements to the premises in excess of the allowance, if any, in an amount not less than the full replacement cost. Property forms will provide coverage on a broad form basis insuring against "all risks of direct physical loss." All policy proceeds will be used for the repair or replacement of the property damaged or destroyed; however, if this Lease ceases under the provisions of section 14, TENANT will be entitled to any proceeds resulting from damage to TENANT'S furniture and fixtures, machinery, equipment, stock, and any other personal property;

                           13.2.3 Worker's compensation insurance insuring against and satisfying TENANT'S obligations and liabilities under the worker's compensation laws of the state in which the premises are located, including employer's liability insurance in the limits required by the laws of the state in which the project is located; and

                           13.2.4 If TENANT operates  owned,  hired, or nonowner
                  vehicles on the Property, comprehensive automobile liability at a limit of liability not less than $500,000 combined bodily injury and property damage.

                  13.3 Forms of Policies. Certificates of insurance, together with copies of the endorsements, when applicable, naming LANDLORD and any others specified by LANDLORD as additional insures, at the sole discretion of LANDLORD, will be delivered to LANDLORD prior to TENANT'S occupancy of the premises and from time to time at least 10 days prior to the expiration of the term of each such policy. All general liability and property policies maintained by TENANT will be written as primary policies, not contributing with and not supplemental to the coverage that LANDLORD may carry.

         14.  DAMAGE OR DESTRUCTION.

                  14.1 LANDLORD'S Obligations. If the Premises shall be partially damaged by any casualty insured against under any insurance policy maintained by LANDLORD, LANDLORD shall, upon receipt of the insurance proceeds, repair the Premises within 180 days of the date of damage. Until such repair is complete, the Basic Monthly Rent and Additional Rent shall be abated from the date of damage proportionately as to that portion of the Premises rendered untenantable, if any. Notwithstanding the foregoing, if (a) by reason of such occurrence the Premises are rendered wholly untenantable; or (b) the Premises are damaged as a result of a risk which is not covered by insurance; or (c) the Premises are damaged in whole or in part during the last six (6) months of the term hereof or of any renewal hereof; or (d) the Premises or the Building (whether the Premises are damaged or not) is damaged to the extent of fifty percent (50%) or more of then-monetary value thereof, LANDLORD may either elect to repair the damage or may cancel this Lease by notice of cancellation within sixty (60) days after such event and there upon this Lease shall expire, and TENANT shall vacate and surrender the Premises to LANDLORD. TENANT'S liability for rent upon the termination of this Lease shall cease as of the effective date of such termination. In the event LANDLORD elects to repair any such damage, any abatement of rent shall end five (5) days after notice by LANDLORD to TENANT that the Premises have been repaired and TENANT has accepted said repairs, which acceptance TENANT shall not unreasonably withhold. If the damage is caused by the gross negligence of TENANT or its employees, agents, invites or concessionaires, there shall be no abatement of rent . Except for abatement of rent, if any, TENANT shall have no claim against LANDLORD for any damage suffered by reason of such damage, destruction, repair or restoration, nor shall TENANT have the right to terminate this Lease as a result of any statutory provision now or hereafter in effect pertaining to the damage and destruction of the Premises or the Building, except as expressly herein provided. The proceeds of all insurance carried by TENANT on its property and fixtures shall be held in trust by TENANT for the purpose of said repair and replacement. TENANT shall have the right to terminate this Lease if (a) the repairs to the Premises are not completed within 180 days of the date of damage; or (b) by reason of such occurrence the Premises are rendered wholly untenantable; or (c) the Premises are damaged in whole or in part during the last six (6) months of the term hereof and the Premises or the Building (whether the Premises are damaged or not) is damaged to the extent of fifty percent (50%) or more of then-monetary value thereof.

                  14.2 TENANT'S Obligation. LANDLORD shall not be required to repair any injury or damage caused by fire or any other cause, or to make any restoration or replacement of any paneling, decoration, partition, railing, floor covering, office fixture or any other improvement or property installed in the Premises by TENANT or at the direct or indirect expense of TENANT. Unless this Lease is terminated by LANDLORD pursuant to Subsection 15.1 hereof, TENANT shall be required to restore or replace such improvements and property in the event of injury or damage in at least a condition equal to that existing prior to the destruction or casualty.

         15.  CONDEMNATION.

                  15.1 Total Condemnation. If the whole of the Premises shall be acquired or taken by condemnation proceeding, this Lease shall cease and terminate as of the date of title vesting in such condemnor.

                  15.2 Partial Condemnation. If any part of the Premises shall be acquired or taken by condemnation proceeding, and such partial taking shall render that portion not so taken unsuitable for the business of TENANT, then this Lease shall cease and terminate as of the date of title vesting in such condemnor. If such partial taking does not render the Premises unsuitable for the business of TENANT, this Lease shall continue in effect except that the Basic Monthly Rent and Additional Rent shall be reduced from the time of taking in the same proportion that the portion of the Premises taken bears to the total rented area of the Premises immediately prior to the taking. LANDLORD shall, upon receipt of the award in condemnation, make all necessary repairs or alterations to the Building in which the Premises are located; provided, however, that LANDLORD shall not be required to expend for such work an amount in excess of the amount received by LANDLORD as damages for the part of the Premises so taken. Amount received by LANDLORD shall mean that part of the award in condemnation which is free and clear to LANDLORD of any collection by mortgage lenders for the value of the diminished fee.

                  15.3 LANDLORD'S Option to Terminate. If more than twenty percent (20%) of the Building shall be acquired or taken by condemnation proceeding, LANDLORD may, by written notice to TENANT, terminate this Lease. If this Lease is terminated as provided in this Subsection 15.3, rent shall be paid up to the day that possession is so taken by public authority and LANDLORD shall make an equitable refund of any rent paid by TENANT in advance.

                  15.4 Award. TENANT shall not be entitled to any condemnation award for any taking, whether whole or partial and whether for diminution in value of the leasehold or the fee, and assigns to LANDLORD all rights of TENANT, if any, to receive such award, although TENANT shall have the right, to the extent that the same shall not reduce LANDLORD'S award, to claim from the condemnor, but not from LANDLORD, such compensation as may be recoverable by TENANT in its own right for TENANT'S relocation costs and for damages to TENANT'S business and fixtures.

                  15.5 Definitions. As used in this Section 15 the term condemnation proceeding means any action or proceeding in which any interest in the Premises is taken for any public or quasi-public purpose by any lawful authority through exercise of the power of eminent domain or right of condemnation or by purchase or otherwise in lieu of and under threat of condemnation. The definition of Premises shall be expanded to include elevators, parking and common areas.

         16.  LANDLORD'S  RIGHT  TO  CURE.  In the  event  of any  noncompliance hereunder by LANDLORD, TENANT shall, before exercising any right or remedy available to it, give LANDLORD written notice of such noncompliance. If prior to its giving such notice TENANT has been notified in writing (by way of Notice of Assignment of Rents and Leases, or otherwise) of the address of a Lender which has furnished any of the financing referred to in Section 17 hereof, concurrently with giving the aforesaid notice to LANDLORD, TENANT shall, by registered or certified mail postage prepaid, transmit a copy thereof to such Lender. For the thirty (30) days following the giving of the notice(s) required by the foregoing portion of this Section 16 (or such longer period of time as may be reasonably required to cure a matter which, due to its nature, cannot reasonably be rectified within thirty (30) days), LANDLORD shall have the right to cure the noncompliance involved. If LANDLORD has failed to effect such cure within such period, any such Lender shall have an additional thirty (30) days within which to cure the same or, if such default cannot be cured within that period, such additional time as may be necessary, if within such thirty (30) day period said Lender has commenced and is diligently pursuing the actions or remedies necessary to cure the noncompliance involved (including, but not limited to, commencement and prosecution of proceedings to foreclose or otherwise exercise its rights under its mortgage or other security instrument, if necessary to effect such cure), in which event this Lease shall not be terminated by TENANT so long as such actions or remedies are being diligently pursued by said Lender. LANDLORD shall not be liable to TENANT for any default under this Lease which occurs after the sale of the Building by LANDLORD, and TENANT agrees that its rights with respect to any such default, if asserted, shall be asserted against LANDLORD'S successor in interest, and not against LANDLORD.

         Not withstanding the above and except for financial default, i.e.; any payments required by TENANT as provided for in the Lease Agreement and those matters not relative to TENANT issues such as LANDLORD, lender, and/or building sale related matters, TENANT shall have the same right to cure as LANDLORD.

         17.  SUBORDINATION; AMENDMENT; ATTORNMENT.

                  17.1 Subordination. This Lease, at LANDLORD'S option, shall be subordinate to any existing or future mortgage, deed of trust, ground lease or declaration of covenants (regarding maintenance and use of any areas contained in any portion of the Building), declaration of planned unit development, including, without limitation, the Declaration of Covenants, Conditions and Restrictions of South Towne, any and all advances made under any mortgage or deed of trust and all renewals, modifications, amendments, consolidations, replacements and extensions thereof. TENANT agrees that with respect to any of the foregoing documents, no documentation, other than this Lease, shall be required to evidence such subordination. If any holder of a mortgage or deed of trust shall elect to have this Lease superior to the lien of its mortgage or deed of trust and shall give written notice thereof to TENANT, this Lease shall be deemed prior to such mortgage or deed of trust or to the date of recording thereof. TENANT agrees to execute such documents which may be required by LANDLORD to confirm such subordination or priority within ten (10) days of request therefor from LANDLORD. Notwithstanding anything to the contrary contained in this Subsection 17.1, so long as TENANT fulfills all its obligations under this Lease, TENANT'S rights under this Lease shall not be disturbed or impaired by any holder of a mortgage or a deed of trust, or by any person claiming through or under LANDLORD. TENANT shall not subordinate its interests hereunder or in the Premises to any lien or encumbrance other than those encumbrances described in this Subsection 17.1 without the prior consent of LANDLORD. Any attempted unauthorized subordination by TENANT shall be void and of no force or effect.

                  17.2 Amendment. TENANT agrees that from time to time it shall, if so requested by LANDLORD and if doing so will not materially and adversely affect TENANT'S economic interests hereunder, join with LANDLORD in amending this Lease so as to meet the needs or requirements of any Lender which is considering making or which has made a loan secured by the Building and/or related Land. Any change in the Basic Monthly Rent or Additional Rent shall be deemed adverse or material.

                  17.3 Attornment. Any sale, assignment or transfer of LANDLORD'S interest under this Lease or in the Premises, including any such disposition resulting from LANDLORD'S default under a debt obligation, shall be subject to this Lease and TENANT shall attorn to LANDLORD'S successors and assigns and shall recognize such successors or assigns as LANDLORD under this Lease, regardless of any rule of law to the contrary or absence of privity of contract.

         18.  DEFAULT; REMEDIES; ABANDONMENT; PAST SUMS DUE; PENALTY.

                  18.1 Default by TENANT. Upon the occurrence of any of the following events, LANDLORD shall have the remedies set forth in Subsection 18.2:

                           18.1.1 TENANT fails to pay any  installment  of Basic
                  Monthly Rent or Additional Rent or any other sum due hereunder within five (5) calendar days of when the same shall be due.

                           18.1.2 TENANT fails to perform any other term, condition, or covenant to be performed by it pursuant to this Lease within thirty (30) days after written notice of such default shall have been given to TENANT by LANDLORD or if cure would reasonably require more than thirty (30) days to complete if TENANT fails to commence performance within the thirty (30) day period or fails to diligently pursue such cure to completion.

                           18.1.3 TENANT or any guarantor of this Lease shall become bankrupt or insolvent or file any debtor proceedings or have taken against such party in any court pursuant to state or federal statute, a petition in bankruptcy or insolvency, reorganization, or appointment of a receiver of trustee; or TENANT petitions for or enters into an arrangement; or suffers this Lease to be taken under a writ of execution.

                           18.1.4 If an  abandonment  of the  Premises by TENANT
                  has occurred, as defined in Section 78-36-12.3 of the Utah Code Ann. (or similar replacement provision).

                  18.2 LANDLORD'S Remedies. If any one or more of the events of default set forth in Section 18.1 occurs and is not cured, then LANDLORD shall have, besides other rights and remedies it may have at law or equity, the following remedies:

                           18.2.1 To give TENANT  written  notice of  LANDLORD'S
                  intention to terminate this Lease on the earliest date permitted by law or on any later date specified in such notice, in which case TENANT'S right to possession of the premises will cease and this Lease will be terminated, except as to TENANT'S liability, as if the expiration of the term fixed in such notice were the end of the term;

                           18.2.2 Without  further demand or notice,  to reenter
                  and take possession of the premises or any part of the premises, repossess the same, expel TENANT and those claiming through or under TENANT, and remove the effects of both or either, using such force for such purposes as may be necessary, without being liable for prosecution, without being deemed guilty of any manner of trespass, and without prejudice to any remedies for arrears of monthly rent or other amounts payable under this Lease or as a result of any preceding breach of covenants or conditions; or

                           18.2.3 Without further demand or notice to cure any event of default and to charge TENANT for the cost of effecting such cure, including without limitation reasonable attorneys' fees and interest on the amount so advanced at the Interest Rate set forth in Section 9.2, provided that LANDLORD will have no obligation to cure any such event of default of TENANT.

                           18.2.4 Should  LANDLORD  elect to reenter as provided
                  in subsection (b), or should LANDLORD take possession pursuant to legal proceedings or pursuant to any notice provided by law, LANDLORD may, from time to time, without terminating this Lease, relet the premises or any part of the premises in LANDLORD'S or TENANT'S name, but for the account of TENANT, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term) and on such conditions and upon such other terms (which may include concessions of free rent and alteration and repair of the premises) as LANDLORD, in its reasonable discretion, may determine, and LANDLORD may collect and receive the rent. No such reentry or taking possession of the premises by LANDLORD will be construed as an election on LANDLORD'S part to terminate this Lease unless a written notice of such intention is given to TENANT. No written notice from LANDLORD under this Section or under a forcible or unlawful entry and detainer statute or similar law will constitute an election by LANDLORD to terminate this Lease unless such notice specifically so states. LANDLORD reserves the right following any such reentry or reletting to exercise its right to terminate this Lease by giving TENANT such written notice, in which event this Lease will terminate as specified in such notice.

                  18.3 Certain Damages. In the event that LANDLORD does not elect to terminate this Lease as permitted in Section 18.2.1, but on the contrary elects to take possession as provided in Section 18.2.2, TENANT will pay to LANDLORD monthly rent and other sums as provided in this Lease that would be payable under this Lease if such repossession had not occurred, less the net proceeds, if any, of any reletting of the premises after deducting all of LANDLORD'S reasonable expenses in connection with such reletting, including without limitation all repossession costs, brokerage commissions, attorneys' fees, expenses of employees, alteration and repair costs, and expenses of preparation for such reletting. If, in connection with any reletting, the new Lease term extends beyond the existing term, or the premises covered by such new Lease include other premises not part of the premises, a fair apportionment of the rent received from such reletting and the expenses incurred in connection with such reletting as provided in this Section will be made in determining the net proceeds from such reletting, and any rent concessions will be equally apportioned over the term of the new Lease. TENANT will pay such rent and other sums to LANDLORD monthly on the day on which the monthly rent would have been payable under this Lease if possession had not been retaken, and LANDLORD will be entitled to receive such rent and other sums from TENANT on each such day.

                  18.4 Continuing Liability After Termination. If this Lease is terminated on account of the occurrence of an event of default, TENANT will remain liable to LANDLORD for damages in an amount equal to monthly rent and other amounts that would have been owing by TENANT for the balance of the term, had this Lease not been terminated, less the net proceeds, if any, of any reletting of the premises by LANDLORD subsequent to such termination, after deducting all of LANDLORD'S expenses in connection with such reletting, including without limitation the expenses enumerated in Section 18.3. LANDLORD will be entitled to collect such damages from TENANT monthly on the day on which monthly rent and other amounts would have been payable under this Lease if this Lease had not been terminated, and LANDLORD will be entitled to receive such monthly rent and other amounts from TENANT on each such day.

                  18.5 Cumulative Remedies. Any suit or suits for the recovery of the amounts and damages set forth in Sections 18.3 and 18.4 may be brought by LANDLORD, from time to time, at LANDLORD'S election, and nothing in this Lease will be deemed to require LANDLORD to await the date upon which this Lease or the term would have expired had there occurred no event of default. Each right and remedy provided for in this Lease is cumulative and is in addition to every other right or remedy provided for in this Lease or now or after the Lease date existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by LANDLORD of any one or more of the rights or remedies provided for in this Lease or now or after the Lease date existing at law or in equity or by statute or otherwise will not preclude the simultaneous or later exercise by LANDLORD of any or all other rights or remedies provided for in this Lease or now or after the Lease date existing at law or in equity or by statute or otherwise. All costs incurred by LANDLORD in collecting any amounts and damages owing by TENANT pursuant to the provisions of this Lease or to enforce any provision of this Lease, including reasonable attorneys' fees from the date any such matter is turned over to an attorney, whether or not one or more actions are commenced by LANDLORD, will also be recoverable by LANDLORD from TENANT.

                  18.6  Waiver  of  Redemption.   TENANT  waives  any  right  of
         redemption arising as a result of LANDLORD'S exercise of its remedies under this Section 18.

                  18.7 Past Due Sums; Penalty. Except as otherwise expressly provided for in this Lease, if TENANT fails to pay, when the same is due and payable, or within five (5) calendar days thereafter, any sum required to be paid by it hereunder, such unpaid amount shall bear interest from the due date thereof to the date of payment at a fluctuating rate equal to five percent (5%) per annum above the prime rate of interest charged by Zions First National Bank, Salt Lake City, Utah. In addition thereto, LANDLORD may charge a sum of five percent (5%) of such unpaid amounts as a service fee. Notwithstanding the foregoing, LANDLORD'S right concerning such interest and service fee shall be limited by the maximum amount which legally may be charged by LANDLORD for such purposes under applicable law.

         19. RENT ABATEMENT. As a consideration for TENANT to enter into the Lease, LANDLORD has agreed to abate the rent payment and the obligation for TENAN'S share of operating expenses if any for the two (2) months of June 2000 and June 2001.

         20. END OF TERM. At the end of this Lease, TENANT will promptly quit and surrender the premises broom-clean, in good order and repair, ordinary wear and tear excepted. If TENANT is not then in material default, TENANT may remove from the premises any trade fixtures, equipment, and movable furniture placed in the premises by TENANT, whether or not such trade fixtures or equipment are fastened to the building; TENANT will not remove any trade fixtures or equipment without LANDLORD'S prior written consent if such fixtures or equipment are used in the operation of the building, or if the removal of such fixtures or equipment will result in impairing the structural strength of the building. Whether or not TENANT is in default, TENANT will remove such alterations, additions, improvements, trade fixtures, equipment, and furniture as LANDLORD has requested in accordance with Section 9.3: TENANT will fully repair any damage occasioned by the removal of any trade fixtures, equipment, furniture, alterations, additions, and improvements. All trade fixtures, equipment, furniture, inventory, effects, alterations, additions, and improvements on the Premises 10 days after the end of the term will be deemed conclusively to have been abandoned and may be appropriated, sold, stored, destroyed, or otherwise disposed of by LANDLORD without written notice to TENANT or any other person and without obligation to account for them. TENANT will pay LANDLORD for all expenses incurred in connection with the removal of such property, including but not limited to the cost of repairing any damage to the building or premises caused by the removal of such property. TENANT'S obligation to observe and perform this covenant will survive the expiration or other termination of this Lease.

         21.  ESTOPPEL CERTIFICATE.

                  21.1 LANDLORD'S Right to Estoppel Certificate. TENANT shall, within five (5) days after LANDLORD'S request therefore, execute and deliver to LANDLORD an Estoppel Certificate in recordable form setting forth the following: (a) a ratification of this Lease; (b) the Actual Commencement Date and termination date hereof; (c) a certification that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended (except by such writing as shall be stated); (d) that all conditions under this Lease to be performed by LANDLORD have been satisfied or a statement of any conditions not satisfied; (e) that there are no defenses or offsets against the enforcement of this Lease by LANDLORD, or, in the alternative, those claimed by TENANT; (f) the amount of advance rent, if any, (or none if such is the case) paid by TENANT; (g) the date to which rent has been paid; (h) the amount of security deposited with LANDLORD; and (i) such other information as LANDLORD (or its mortgagees or potential purchasers of the Premises) may reasonably request. In the event TENANT fails within five (5) days after LANDLORD has delivered to TENANT an Estoppel Certificate pursuant to this Subsection 21.1 to properly execute and deliver the same to LANDLORD, TENANT shall be deemed to have consented to such Estoppel Certificate as written. LANDLORD'S mortgage lenders and/or purchasers shall be entitled to rely upon such declaration.

                  21.2  Effect  of  Failure  to  Provide  Estoppel  Certificate.
         TENANT'S failure to furnish any Estoppel Certificate pursuant to Subsection 21.1 hereof within fifteen (15) days after request is made by LANDLORD therefore, it shall be conclusively presumed that (a) this Lease is in full force and effect without modification in accordance with the terms set forth in the request; (b) there are no breaches or defaults on the part of LANDLORD; and (c) no more than one month's rent has been paid in advance.

         22.  COMMON AREAS.

                  22.1 Definition of Common Areas. Common Areas means all areas, space, equipment and special services provided for the joint or common use and benefit of the TENANTS or occupants of the Building and related Land or portions thereof, and their employees, agents, licensees and other invites (collectively referred to herein as Occupants), including without limitation, the following: parking areas, access roads, driveways, plaza retaining walls, landscaped areas, service ways, loading docks, pedestrian walks, courts, stairs, ramps and sidewalks, common corridors, monuments, water features, lobby elevators, rooms and rest rooms, air conditioning, fan, janitorial, electrical and telephone rooms or closets, and all other areas within the Building which are not specified for exclusive use or occupancy by LANDLORD or any TENANT (whether or not they are Leased or occupied).

                  22.2 License to Use Common Areas. The Common Areas shall be available for the common use of all Occupants and to the extent such access to the Common Areas has been or shall be granted, also shall be used by the general public. If the amount of such areas shall be changed or diminished, LANDLORD shall not be subject to any liability to TENANT in any respect, provided LANDLORD will take no action permitted under this section 22 in such a manner as to materially impair or adversely affect TENANT'S substantial benefit and enjoyment of the premises. All common Areas shall be subject to the exclusive control and management of LANDLORD.

                  22.3 Deliveries. All deliveries to and from the Premises shall be made using those areas of the Building designated for deliveries by LANDLORD, during the time periods reasonably specified by LANDLORD, and so as to cause the minimum amount of interference with the business of other TENANTS of the Building or impedance of traffic corridors or blockage of stairwells or fire exits from the Building.

                  22.4 Parking. Subject to TENANT'S rights under Section 2 hereof, automobiles of TENANT and all Occupants associated with TENANT shall be parked only within parking areas not otherwise reserved by LANDLORD or specifically designated to use by any other tenant and/or occupants associated with any other tenant, and shall observe visitor parking time limitations. LANDLORD or its agents, shall, without any liability to TENANT or its occupants have the right (but not the obligation) to cause to be removed any automobile that may be wrongfully parked in a prohibited or reserved parking area, and TENANT agrees to indemnify, defend and hold harmless LANDLORD from and against any and all claims asserted or arising with respect to or in connection with any such removal of an automobile of TENANT. TENANT shall from time to time, upon request of LANDLORD, supply LANDLORD with a list of license plate numbers of all automobiles owned by TENANT or its day-to-day Occupants. TENANT shall not allow its employees or agents to park in uncovered parking spaces overnight without prior written consent of LANDLORD. Upon 24 hours notice, TENANT shall temporarily relocate all TENANT owned vehicles to a location designated by LANDLORD for the duration of any parking lot maintenance activities. TENANTS of the Building may exercise and will be subject to, the parking rights as contained herein on any portion of the adjacent Towers Phase III subdivision properties which are asphalted and improved for parking.

         23. SIGNS, AWNINGS AND CANOPIES. LANDLORD, at LANDLORD'S expense shall install identification signs for TENANT, in accordance with LANDLORD'S signage standards. TENANT shall not place or suffer to be placed or maintained on any exterior door, exterior wall or window of the Premises, or in the Premises visible to the Common Areas of the Building, or elsewhere in the Building, any sign, awning, marquee, decoration, lettering, attachment, canopy, advertising matter or other thing of any kind, without first obtaining LANDLORD'S written approval. Signs inside the Premises not visible from the Common Areas of the Building are not prohibited by this paragraph. LANDLORD may, at TENANT'S cost, and without liability to TENANT, enter the Premises and remove any item erected in violation of this Section 23. All signage shall further be subject to approval by the City of South Jordan.

         24.  REQUIREMENTS OF LAW; FIRE INSURANCE.

                  24.1 General. At its sole cost and expense, TENANT will promptly comply with all laws, statutes, ordinances, and governmental rules, regulations, or requirements now in force or in force after the Lease date, with the requirements of any board of fire underwriters or other similar body constituted now or after the date, with any direction or occupancy certificate issued pursuant to any law by any public officer or officers, as well as with the provisions of all recorded documents affecting the premises, insofar as they relate to the condition, use, or occupancy of the premises, excluding requirements of structural changes to the premises or the building, unless required by the unique nature of TENANT'S use or occupancy of the premises.

                  24.2  Hazardous Materials.

                           24.2.1 For purposes of this Lease, "hazardous materials" means any explosives, radioactive materials, hazardous wastes, or hazardous substances, including without limitation substances defined as "hazardous substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. ## 9601-9657; the Hazardous Materials Transportation Act of 1975, 49 U.S.C. ## 1801-1812; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. ## 6901-6987; or any other federal, state, or local statute, law, ordinance, code, rule, regulation, order, or decree regulating, relating to, or imposing liability or standards of conduct concerning hazardous materials, waste, or substances now or at any time hereafter in effect (collectively, "hazardous materials laws").

                           24.2.2 Except in compliance with hazardous waste laws, TENANT will not cause or permit the storage, use, generation, or disposition of any hazardous materials in, on, or about the premises or the project by TENANT, its agents, employees, or contractors. TENANT will not permit the premises to be used or operated in a manner that may cause the premises or the project to be contaminated by any hazardous materials in violation of any hazardous materials laws. TENANT will immediately advise LANDLORD in writing of (1) any and all enforcement, cleanup, remedial, removal, or other governmental or regulatory actions instituted, completed, or threatened pursuant to any hazardous materials laws relating to any hazardous materials affecting the premises; and (2) all claims made or threatened by any third party against TENANT, LANDLORD, or the premises relating to damage, contribution, cost recovery, compensation, loss, or injury resulting from any hazardous materials on or about the premises. Without LANDLORD'S prior written consent, TENANT will not take any remedial action or enter into any agreements or settlements in response to the presence of any hazardous materials in, on, or about the premises.

                           24.2.3 TENANT will be solely responsible for and will
                  defend, indemnify and hold LANDLORD, its agents, and employees harmless from and against all claims, costs, and liabilities, including attorneys' fees and costs, arising out of or in connection with TENANT'S breach of its obligations in this
                  Section 24. TENANT will be solely responsible for and will defend, indemnify, and hold LANDLORD, its agents, and employees harmless from and against any and all claims, costs, and liabilities, including attorneys' fees and costs, arising out of or in connection with the removal, cleanup, and restoration work and materials necessary to return the premises and any other property of whatever nature located on the project to their condition existing prior to the appearance of TENANT'S hazardous materials on the premises. TENANT'S obligations under this Section 24 will survive the expiration or other termination of this Lease.

                  24.3 Certain Insurance Risks. TENANT will not do or permit to be done any act or thing upon the premises or the project which would
         (a) jeopardize or be in conflict with fire insurance policies covering the project and fixtures and property in the project; (b) increase the rate of fire insurance applicable to the project to an amount higher than it otherwise would be for general office use of the project; or
         (c) subject LANDLORD to any liability or responsibility for injury to any person or persons or to property by reason of any business or operation being carried on upon the premises.

         25. LANDLORD'S RESERVED RIGHTS. Without liability to TENANT (except for damages caused by the reckless or willful misconduct of LANDLORD or its agents), LANDLORD shall have the right at any time or from time to time (a) upon at least twenty (20) days' prior notice to TENANT, change the name or street address of the Building; (b) without notice, install and maintain signs on the exterior of the Building; (c) upon notice to TENANT, enter the Premises and perform any obligation of TENANT hereunder which TENANT has failed to perform satisfactorily; (d) without notice, make changes, alterations and additions to the Building or the Property; (e) exhibit the Premises to prospective tenants, mortgagees and purchasers upon reasonable notice; and (f) without notice, enter into the Premises to take such measures as LANDLORD may deem advisable for the safety, security and welfare of the Building and its Occupants and for such purposes, to bring into and through the Premises or any part of the Building, all required tools, equipment and materials and to temporarily suspend the use of doors, corridors or other facilities of the Building.

         26. RULES AND REGULATIONS. The Rules and Regulations set forth on Exhibit Fare hereby made a part of this Lease. LANDLORD may from time to time amend, modify, delete or add rules and regulations for the use and care of the Building and the Land, provided that changes in the Rules and Regulations shall not unreasonably affect TENANT. Such amendment, modification, deletion or addition shall be effective upon notice thereof to TENANT from LANDLORD. TENANT will cause its employees, agents or any other persons permitted by TENANT to occupy or enter the Premises to at all times abide by all of such Rules and Regulations. In the event of any breach of any of such Rules or Regulations, LANDLORD may exercise any or all of the remedies in this Lease which are provided for in the event of default by TENANT and may, in addition, exercise any remedies available at law or in equity including the right to enjoin any breach of such Rules and Regulations. No act performed by LANDLORD or its agents during the term of the Lease to enforce such Rules and Regulations shall constitute an eviction of TENANT by LANDLORD, nor shall it be deemed an acceptance or surrender of the Premises. LANDLORD shall not be responsible to TENANT for the failure by any other tenant or person to observe any such Rules and Regulations.

         27.  MISCELLANEOUS PROVISIONS.

                  27.1 No Partnership. LANDLORD does not by this Lease, in any way or for any purpose, become a partner or joint venturer of TENANT in the conduct of its business or otherwise.

                  27.2 Force Majeure. LANDLORD shall be excused for the period of any delay in the performance of any obligations hereunder when prevented from so doing by cause or causes beyond LANDLORD'S control, including labor disputes, civil commotion, war, governmental regulations or controls, fire or other casualty, inability to obtain any material or service or acts of God.

                  27.3 Modification for Lender. If, in connection with obtaining construction, interim, or permanent financing for the Building or the Property, the lender shall request reasonable modifications in this Lease as a condition to such financing, TENANT will not unreasonably withhold, delay, or defer its consent thereto, provided that such modifications do not increase the obligations of TENANT hereunder or materially adversely affect the Leasehold interest hereby created or TENANT'S rights hereunder. TENANT shall execute any documentation that LANDLORD or the lender deems reasonably necessary within five (5) days after written request by LANDLORD.

                  27.4 No Light, Air or View Easement. Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to or in the vicinity of the Building shall in no way affect this Lease or impose any liability on LANDLORD.

                  27.5 Holding Over. Because unauthorized holding over after the expiration of the term hereof or of any renewal term will cause substantial damage to LANDLORD which cannot be estimated at the time of execution of the Lease, any such holding over shall be construed to be a tenancy from month-to-month at one and one half (1 1/2) times the Basic Monthly Rent plus all other sums, rents and charges herein specified (pro-rated on a monthly basis) and shall, so far as possible, otherwise be on the terms herein specified. The preceding sentence shall not be construed as LANDLORD'S permission for TENANT to hold over.

                  27.6 Notices. Any notice, request, demand, consent, approval, or other communication required or permitted under this lease must be in writing and will be deemed to have been given when personally delivered, sent by facsimile with receipt acknowledged, deposited with any nationally recognized overnight carrier that routinely issues receipts, or deposited in any depository regularly maintained by the United States Postal Service, postage prepaid, certified mail, return receipt requested, addressed to the party for whom it is intended. Notice for LANDLORD shall be addressed and sent to PARKWAY TOWER, L.L.C., Attention: Dana Howland, 348 East 4500 South, Suite 100, Salt Lake City, Utah 84107; The address for TENANT set forth in Section 1,
         Subsection 1.1 of this Lease shall be the effective location for notices to TENANT. Either party may designate such other address as shall be given by written notice.

                  27.7  Captions; Attachments.

                           27.7.1 The captions to the  Sections and  Subsections
                  of this Lease are for convenience of reference only and shall not be deemed relevant in resolving questions of construction or interpretation under this Lease.

                           27.7.2 Exhibits referred to in this Lease and any addendum, riders and schedules attached to this Lease shall be deemed to be incorporated in this Lease as though a part of Lease.

                  27.8 Recording. TENANT shall not record this Lease or a memorandum hereof without the written consent of LANDLORD. LANDLORD, at its option and at any time, may file this Lease or a memorandum hereof for record with the Recorder of the County in which the Property is located, and LANDLORD shall notify TENANT of the same.

                  27.9 Partial Invalidity. If any provision of this Lease or the application thereof to any person or circumstance shall to any extent be invalid, the remainder of this Lease or the application of such provision to persons or circumstances other than those as to which it is held invalid shall not be affected thereby and each provision of this Lease shall be valid and enforced to the fullest extent permitted by law. In lieu of each provision of this lease that is illegal, invalid, or unenforceable a provision will be added as a part of this lease as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

                  27.10 Brokers Commission. Brandon Fugal of Coldwell Banker Commercial as agent for LANDLORD shall be entitled to a Lease commission equal to 5% of the Lease amount. Lease commission shall be calculated as follows: initial annual Lease payment plus annual increase amounts, times 5 (lease years) times 5% = commission. This amount will be paid by LANDLORD, 1/2 upon execution by LANDLORD and TENANT to Lease agreement and 1/2 within ten (10) days of TENANT occupying the Premises.

                  27.11 TENANT Defined; Use of Pronouns. The word TENANT shall be deemed to mean each and every person or party executing this document as a TENANT hereunder. If there is more than one person or organization set forth on the signature line as TENANT, their liability hereunder shall be joint and several. If there is more than one TENANT, any notice required or permitted by the terms of this Lease may be given by or to any one TENANT, and shall have the same force and effect as if given by or to all TENANTS. The use of the neuter singular pronoun to refer to LANDLORD or TENANT shall be deemed a proper reference even though LANDLORD or TENANT may be an individual, partnership, corporation or a group of two or more individuals, partnerships or corporations. The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense where there is more than one LANDLORD or TENANT and to corporations, associations, partnerships, individuals, males or females, shall in all instances be assumed as though in each case fully expressed.

                  27.12 Provisions Binding, etc. Except as otherwise provided, all provisions herein shall be binding upon and shall inure to the benefit of the parties, their legal representatives, heirs, successors and assigns. Each provision to be performed by TENANT shall be constructed to be both a covenant and a condition, and if there shall be more than one TENANT, they shall all be bound, jointly and severally, by such provisions. In the event of any sale or assignment (except for purposes of security or collateral) by LANDLORD of the Building, the Premises or this Lease, LANDLORD shall, from and after the Actual Commencement Date (irrespective of when such sale or assignment occurs), be entirely relieved of all of its obligations hereunder and such obligations shall, as of the time of such sale or assignment or on the Actual Commencement Date, whichever is later, automatically pass to LANDLORD'S successor in interest.

                  27.13 Entire Agreement, etc. This Lease and the Exhibits, Riders and/or addenda, if any, attached hereto, constitute the entire agreement between the parties. Any guaranty attached hereto is an integral part of this Lease and constitutes consideration given to LANDLORD to enter into this Lease. Any prior conversations or writings are merged herein and extinguished. No subsequent amendment of this Lease shall be binding upon LANDLORD or TENANT unless reduced to writing and signed. Submission of this Lease for examination does not constitute an option for the Premises and this Lease becomes effective as a Lease only upon execution and delivery thereof by LANDLORD to TENANT. It is hereby agreed that this Lease contains no restrictive covenants or exclusions in favor of TENANT.

                  27.14 Recourse by TENANT. Anything in this Lease to the contrary notwithstanding, TENANT agrees that it shall look solely to the equity of LANDLORD in the Building in which the Premises are located and the Land upon which the Building is situated, subject to prior rights of any mortgagee (including mortgagees, advancing monies after the date of this Lease), for the collection of any judgment (or other judicial process) requiring the payment of money by LANDLORD in the event of any default or breach by LANDLORD with respect to any of the terms, covenants and conditions of this Lease to be observed and/or performed by LANDLORD, and no other assets of LANDLORD shall be subject to levy, execution or other procedures for the satisfaction of TENANT'S remedies. Nothing herein shall preclude TENANT from seeking injunctive relief or specific performance or insurance proceeds to which they are entitled. The amount of any judgement obtained by TENANT against LANDLORD can be used by TENANT as an offset against unpaid rent.

                  27.15 Choice of Law. This Lease shall be governed by and construed in accordance with the laws of the State of Utah.

                  27.16  Time of Essence.  Time is of the essence of this Lease.

                  27.17 No Waiver. The waiver by LANDLORD of any agreement, condition, or provision contained in this Lease will not be deemed to be a waiver of any subsequent breach of the same or any other agreement, condition, or provision contained in this Lease, nor will any custom or practice that may grow up between the parties in the administration of the terms of this Lease be construed to waive or to lessen the right of LANDLORD to insist upon the performance by TENANT in strict accordance with the terms of this Lease. The subsequent acceptance of rent by LANDLORD will not be deemed to be a waiver of any preceding breach by TENANT of any agreement, condition, or provision of this Lease, other than the failure of TENANT to pay the particular rent so accepted, regardless of LANDLORD'S knowledge of such preceding breach at the time of acceptance of such rent.

                  27.18 Rights and Remedies. The rights and remedies of LANDLORD shall not be mutually exclusive and the exercise of one or more of the provisions of this Lease shall not preclude the exercise of any other provisions. TENANT confirms that damages at law may be an inadequate remedy for a breach or threatened breach by TENANT of any of the provisions hereof. LANDLORD'S rights and TENANT'S obligations hereunder shall be enforceable by specific performance, injunction or any other equitable remedy, but nothing herein contained is intended or shall limit or affect any rights at law or by statute or otherwise of LANDLORD against TENANT for a breach or a threatened breach of any provision hereof, it being the intention by this Section to make clear the agreement of the parties hereto and the right of LANDLORD and obligations of TENANT hereunder shall be enforceable in equity as well as at law or otherwise.

                  27.19 Authorization. Each individual executing this Lease does thereby represent and warrant to each other so signing (and each other entity for which another person may be signing) that he has been duly authorized to deliver this Lease in the capacity and for the entity set forth where he signs.

                  27.20 No Construction Against Drafting Party. LANDLORD and TENANT acknowledge that each of them and their counsel have had an opportunity to review this Lease and that this Lease will not be construed against LANDLORD merely because LANDLORD has prepared it.

                  27.21 Not Used.

                  27.22 No Merger. The voluntary or other surrender of this Lease by TENANT or the cancellation of this Lease by mutual agreement of TENANT and LANDLORD or the termination of this Lease on account of TENANT'S default will not work a merger, and will, at LANDLORD'S option, (a) terminate all or any subleases and subtenancies or (b) operate as an assignment to LANDLORD of all or any subleases or subtenancies. LANDLORD'S option under this Section 27.22 will be exercised by written notice to TENANT and all known sublessees or subtenants in the premises or any part of the premises.

                  27.23 Financial Reports. Within 15 days after LANDLORD'S request, TENANT will furnish TENANT'S most recent audited financial statements (including any notes to them) to LANDLORD, or, if no such audited statements have been prepared, such other financial statements (and notes to them) as may have been prepared by an independent certified public accountant or, failing those, TENANT'S internally prepared financial statements. TENANT will discuss its financial statements with LANDLORD and will give LANDLORD access to TENANT'S books and records in order to enable LANDLORD to verify the financial statements. LANDLORD will not disclose any aspect of TENANT'S financial statements that TENANT designates to LANDLORD as confidential except
         (a) to LANDLORD'S  lenders or  prospective  purchasers of the property,
         (b) in litigation between LANDLORD and TENANT, and (c) if required by court order.

                  27.24 LANDLORD'S Fees. Whenever TENANT requests LANDLORD to take any action or give any consent required or permitted under this Lease, TENANT will reimburse LANDLORD for all of LANDLORD'S reasonable costs incurred in reviewing the proposed action or consent, including without limitation reasonable attorneys', engineers' or architects' fees, within 10 days after LANDLORD'S delivery to TENANT of a statement of such costs. TENANT will be obligated to make such reimbursement without regard to whether LANDLORD consents to any such proposed action.

                  27.25 Attorney's Fees. In the event that at any time during the term of this Lease either LANDLORD or TENANT institutes any action or proceeding against the other relating to the provisions of this Lease or any default hereunder, the unsuccessful party in such action or proceeding shall reimburse the successful party for the reasonable expenses of such action including reasonable attorneys' fees incurred therein by the successful party.

                  27.26 Successors. LANDLORD shall not be liable to TENANT for any default or breach under this Lease which occurs after the sale of the Building or Premises by LANDLORD, provided new owner accepts LANDLORD'S responsibilities as provided for in Lease Agreement.

                  IN WITNESS WHEREOF, LANDLORD and TENANT have executed this Lease on the day first set forth above.

LANDLORD:

PARKWAY TOWER, L.L.C., A Utah Limited Liability Company

By:
--------------------------------------
     Its Managing Member

TENANT:

SUNDOG TECHNOLOGIES, INC.

By:
-------------------------------------

Its:
-------------------------------------

EXHIBIT A - 1 -


                                    EXHIBIT A

                                LEGAL DESCRIPTION

Parcel #27-13-176-036. Beginning North 89degree07'37" East along the section line 1,768.700 feet and North 73.011 feet from the West Quarter Corner of
Section 13, Township 3 South, Range 1 West, Salt Lake Base & Meridian; thence running North 0degree14'35" West 58.247 feet; thence 25degree45'06" East 60.076 feet; thence North 45degree14'34" West 13.750 feet; thence North 25o45'06" East
199.35 feet; thence North 0degree52'23" West 88.637 feet; thence North 89degree07'37" East 149.814 feet to the West right-of-way line of 400 West Street; thence South 0degree52'23" East along said line 388.627 feet to the said North right-of-way lien of South Jordan Parkway (10600 South); thence South 89degree07'37" West along said North line 257.10 feet to the point of beginning.
1.80 acres.

Parcel #27-13-176-037. Beginning North 89degree07'37" East 1,768.70 feet and North 73.01 feet from the West Quarter Corner of Section 13, Township 3 South Range 1 West, Salt Lake Base & Meridian; thence running South 89degree07'17" West 30 feet; thence North 01degree14'35" West 76.34 feet; thence North 44degree45'25" East 65 feet; thence south 25degree45'06" West 60.08 feet; thence South 0degree14'35" East 58.25 feet to the point of beginning. 0.08 acre.

                                    EXHIBIT B

                                PRELIMINARY PLANS
                                -----------------

         1. Preliminary Plans. LANDLORD and TENANT have approved the preliminary plans and outline specifications (Preliminary Plans) for the construction of the TENANT Improvements to the Premises, said Preliminary Plans are attached to this Lease as Exhibit E1 and by this reference incorporated herein.

         2. Final Plans. At LANDLORD'S cost, LANDLORD shall prepare final plans and specifications (Final Plans) substantially in conformity with the Preliminary Plans. LANDLORD shall complete preparation of the Final Plans within 4 weeks or sooner from the date TENANT approves the Preliminary Plans. Both parties shall initial the Final Plans and attach a copy of the Final Plans to this Lease as Exhibit E2. TENANT shall not object to any logical development or refinement of the Preliminary Plans or any changes necessitated by applicable law. Final Plans shall be subject to approval by LANDLORD and TENANT, which approval shall not be unreasonably withheld.

         3. Construction of Premises. LANDLORD shall construct the TENANT Improvements to the Premises substantially in accordance with the Final Plans. All construction work shall be performed by LANDLORD'S contractor. LANDLORD shall use its diligent best efforts to complete the TENANT Improvements and the Premises shall be Ready for Occupancy, as defined in Subsection 4.1 below, by the Projected Commencement Date, provided, however, that the Projected Commencement Date shall be extended for a period equal to the period of any delay encountered by LANDLORD affecting the work of construction because of fire, earthquake, inclement weather, acts of God, acts of the public enemy, riot, insurrection, governmental regulation of the sales of materials or supplies or the transportation thereof, strikes or boycotts, shortages of material or labor, TENANT'S early entry to the Premises or, changes in the Final Plans as provided for in the Lease, or any causes beyond the control of LANDLORD. Construction shall be in compliance with building safety and fire codes and the Americans With Disabilities Act at the time building permits are issued. LANDLORD'S cost for improvement of TENANT'S Premises shall be limited to the TENANT Matrix in Exhibit E. Any costs in excess of Matrix allowance shall be paid for by TENANT to LANDLORD prior to construction of TENANT improvements.

         4.  Failure to Complete Construction.

                  4.1 LANDLORD Remedies. If, despite LANDLORD'S diligent best efforts to complete the TENANT Improvements, the Premises are not Ready for Occupancy within 45 days following the Projected Commencement Date, the sole remedy of LANDLORD shall be to terminate this Lease by delivering to TENANT written notice within ten (10) days after the 45 day period following the Projected Commencement Date. Upon termination of this Lease pursuant to this Subsection 4.1, LANDLORD shall have no further liability for any damage, costs or claims which arise in connection with the Premises and this Lease, other than daily liquidated damages which may arise pursuant to paragraph 4.2.

                  4.2. TENANT Remedies. If the Premises are not Ready for Occupancy within 45 days following the Projected Commencement Date, TENANT shall have the option to terminate this Lease by delivering to LANDLORD written notice within two (2) business days after the expiration of the 45 day period following the Projected Commencement Date, or TENANT may elect to continue the Lease in effect and LANDLORD shall pay to TENANT daily liquidated damages for every day the Premises are not Ready for Occupancy after said 45 day period has expired, up to a maximum of thirty (30) days. Daily liquidated damages shall be calculated by dividing the Basic Monthly Rent by 30. If the Premises are not

Ready for Occupancy within 75 days from the Projected Commencement Date, the sole remaining remedy of TENANT shall be to terminate this Lease by delivering to LANDLORD written notice within ten (10) days after the 75 day period following the Projected Commencement Date. Upon termination of this Lease pursuant to this Subsection 4.2, LANDLORD shall refund to TENANT any construction deposits made by TENANT and the Security Deposit and TENANT shall have no further liability for any damage, costs or claims which arise in connection with the Premises and this Lease.

         5. Completion and Delivery. The Premises shall be ready for occupancy (Ready for Occupancy) when construction is substantially completed in accordance with the Final Plans, as reasonably determined by LANDLORD and as accepted by TENANT, which acceptance shall not be unreasonably withheld. LANDLORD shall prepare, certify by LANDLORD'S signature and deliver in duplicate to TENANT a written statement certifying (i) that the Premises are substantially completed in accordance with the Final Plans and any properly authorized changes or amendments thereof; and (ii) the date of such completion. LANDLORD shall diligently complete any items of work not completed when the Premises are Ready for Occupancy.

         6. Early Entry. With the prior written consent of LANDLORD, TENANT may, prior to the Actual Commencement Date as defined below, at TENANT'S sole risk, enter the Premises and install trade fixtures and equipment in the Premises; provided, however, that (i) TENANT'S early entry shall not interfere with construction of the Premises or cause labor difficulties, (ii) TENANT shall by reason of entry therein indemnify and hold harmless LANDLORD from any accident or injury or any liability therefore that should befall TENANT or any agent or subcontractor of TENANT. TENANT shall not use the Premises for storage of inventory or otherwise do business on the Premises prior to the Actual Commencement Date without the express prior written consent of LANDLORD.

                                    EXHIBIT C

                               EXTERIOR ELEVATIONS

                          [ Attach Exterior Elevations]

                                    EXHIBIT D

                              BUILDING FLOOR PLANS

                         [ Attach Building Floor Plans ]

                                    EXHIBIT E

                               TENANT IMPROVEMENTS

      A.  Common Areas.

               1.  Definition.  Common areas are defined to include  entry ways,
               general  access  hallways,  stairways,   elevators,  rest  rooms,
               parking areas, landscaping areas and sidewalks.

                        a.  Restricted common areas.  (See rules & regulations)

               2.  Construction.

                        a. Entry ways, hallways, elevators and bathrooms will be finished by LANDLORD with materials and colors substantially similar to those depicted in the material and color board which TENANT has previously reviewed.

                        b. Stairways, parking, landscaping and sidewalks will be completed by LANDLORD but not necessarily according to the material and color board.

      B.  Net Usable Areas - TENANT Premises.

               1.  Standard Improvement - TENANT Matrix.

                        a. Definition. Standard improvement are defined to include the following items which will include all related materials, labor, supervision and overhead to construct the improvements.

                                 (1) TENANT Standard Improvement - Typical Suite

                                 Walls - metal studs and drywall Paint - prime and finish coat (per color board) Lighting Fixture - parabolic 2 x 4 Carpet - 30 oz (per color board) Ceiling - 2/2 grid Base - rubber (per color board) Entry Doors - 3' x 8' oak (stained per color board) Interior Doors - 3' x 6'8" oak veneer (stained per color board) Hardware - bright brass HVAC service stubbed out to each TENANT'S space Suspension system for ceiling grid

                                 (2)  TENANT Finish Improvements (per 1,000 sf).

                                 Partitions - interior                    73 lf/1,000 sf
                                 Doors - Entry                                1/3,000 sf
                                 Lighting Fixture                            10/1,000 sf
                                 Electrical Outlets                           8/1,000 sf
                                 Electrical Light Switches                    6/1,000 sf
                                 Telephone Outlets                            6/1,000 sf
                                 HVAC Zone                            12 zones per floor

                        b. Construction. LANDLORD shall construct TENANT Improvements per the Final Plans attached hereto as Exhibit E2. LANDLORDS cost shall include all items as referenced in the TENANT Matrix allowance. TENANTS cost shall be for any improvements in excess of the TENANT Matrix and shall be paid for by TENANT as provided for in Optional Improvements below.

               2.       Optional Improvements.

                        a. Definition. Optional improvements are defined to be improvements in excess of common area improvements plus standard improvements to the net usable area.

                        b. Request. Optional improvements shall be requested by TENANT in writing.

                        c. Construction. LANDLORD may, at LANDLORD'S option, construct all optional improvements on the Premises.

                        d. Costs. The cost and expense for optional improvements installed by LANDLORD shall be paid for by TENANT prior to commencement of construction of said improvements unless otherwise agreed to in writing by the parties.
                        Section 18.7 of the Lease shall apply to any amounts not paid to LANDLORD in the time period provided for herein.

                        e. TENANT Improvements. TENANT improvements (optional) in excess of agreed upon 60/40 improvements are equal to 1,418 per sq. ft. @ $18 per sq. ft., plus kitchen cabinets and sink @ $3,245.

                                   EXHIBIT E1

                          PRELIMINARY TENANT SPACE PLAN

                 [ Attach Preliminary Space Plan When Complete ]

                                    EXHIBIT F

                              RULES AND REGULATIONS

      The Rules and Regulations set forth in this Exhibit F shall be and hereby are made a part of the Tenancy in the Building. Whenever the term TENANT is used in these Rules and Regulations, it shall be deemed to include TENANT, its employees or agents and any other persons permitted by TENANT to occupy or enter the Premises. The following Rules and Regulations may from time to time be modified by LANDLORD.

               1. Obstruction. The sidewalks, entries, passages, corridors, halls, lobbies, stairways, elevators and other common facilities of the Building shall be controlled by LANDLORD and shall not be obstructed by TENANT or used for any purpose other than ingress or egress to and from the Premises. TENANT shall not place any item in any of such locations, whether or not any such item constitutes an obstruction, without the prior written consent of LANDLORD. LANDLORD shall have the right to remove any obstruction or any such item without notice to TENANT and at the expense of TENANT.

               2. Ordinary Business Hours. Whenever used in these Regulations, the ordinary business hours of the Building shall be from 7:00 a.m. to 6:00 p.m., Monday through Friday, and from 7:30 a.m. to 12:00 noon on Saturday, excluding legal holidays. All persons entering or leaving the Building during hours other than ordinary business hours, as defined above, may be required to do so under such regulations as the LANDLORD may impose.

               3. Deliveries. TENANT shall insure that all deliveries of supplies to the Premises shall be made only through such access as may be designated by LANDLORD for deliveries and only during the ordinary business hours of the Building. LANDLORD may impose upon said deliveries restrictions or conditions to insure that deliveries are effectuated without damage to the building. If any person delivering supplies to TENANT damages any part of the Building, TENANT shall pay to LANDLORD upon demand the amount required to repair such damage.

               4. Moving. Furniture and equipment shall be moved in and out of the Building only through such access as may be designated by LANDLORD for deliveries and then only during such hours and in such manner as may be prescribed by LANDLORD. If TENANT'S movers damage any part of the Building, TENANT shall pay to LANDLORD upon demand the amount required to repair such damage.

               5. Freight Unloading & Service Area. All deliveries and freight service required by TENANT shall be regulated to any designated loading and unloading area on the north side of the Building. All deliveries shall enter or leave the building through the northwest entrance to the Building. Elevator pads are available in the management office, and should be used by TENANT when moving large or bulky items.

               6. Heavy Articles. No safe or article, the weight of which may, in the opinion of LANDLORD, constitute a hazard of damage to the Building or its equipment shall be moved into the Premises. Safes and other heavy equipment, the weight of which will not constitute a hazard or damage the Building or its equipment shall be moved into, from or about the Building only during such hours and in such manner as shall be prescribed by LANDLORD in its sole and absolute discretion.

               7. Nuisance. TENANT shall not do or permit anything to be done in the Premises, or bring or keep anything therein which would in any way constitute a nuisance or waste, or obstruct or interfere with the rights of other TENANTS of the Building, or in any way injure or annoy them, or conflict with the laws relating to fire, or with any regulations of the fire department, or with any insurance policy upon the Building or any part thereof, or conflict with any of the rules or ordinances of the Department of Health of the County and the City in which the Building is located.

               8. Building Security. LANDLORD may require identification of persons entering and leaving the Building during the period outside of the ordinary business hours of the Building and, for this purpose, may issue building passes to TENANTS of the Building.

               9. Pass Key. The janitor of the Building may at all times keep a pass key to the Premises, and he and other agents of LANDLORD shall at all times be allowed reasonable admittance to the Premises.

               10. Locks and Keys for Premises. No additional lock or locks shall be placed by TENANT on any door in the Building and no existing lock shall be changed unless written consent of LANDLORD shall first have been obtained. A reasonable number of keys to the Premises and to the toilet rooms, if locked by LANDLORD, will be furnished by LANDLORD, and TENANT shall not have any duplicate key made. At the termination of this tenancy, TENANT shall promptly return to LANDLORD all keys for any locks, safes, cabinets and vaults remaining in the Premises.

               11. Use of Water Fixtures. Water closets and other water fixtures shall not be used for any purpose other than that for which the same are intended, and any damage resulting to the same from use on the part of TENANT shall be paid for by TENANT. No persons shall waste water by tying back or wedging the faucets or in any other manner. Upon leaving the Premises, TENANT shall shut off all water faucets and major electrical apparatus located within the Premises.

               12. No Animals; Excessive Noise. No animals shall be allowed in the offices, halls or corridors in the Building. No persons shall disturb the Occupants of this Building or adjoining buildings of space by the use of any phonograph, radio, tape player or musical instrument or by the making of loud or improper noises.

               13. Bicycles. Bicycles or other vehicles shall not be permitted anywhere inside or on the sidewalks outside of the Building, except in those areas designated by LANDLORD for bicycle parking.

               14. Trash. TENANT shall not allow trash or debris to be placed outside of the Building, in the landscape, parking, or other common areas, nor shall anything be thrown by TENANT out of the windows or doors, or down the corridors or ventilating ducts or shafts of the Building. All trash shall be placed in receptacles provided by LANDLORD for the Building or TENANT for the Premises.

               15. Windows. No window shades, blinds, screens or draperies will be attached or detached by TENANT and no awnings shall be placed over the windows without LANDLORD'S prior written consent.

               16. Hazardous Operations and Items. TENANT shall not install or operate any steam or gas engine or boiler, or carry on any mechanical business in the Premises without LANDLORD'S prior written consent, which consent may be withheld in LANDLORD'S absolute discretion. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Building.

               17. Hours for Repairs, Maintenance and Alteration. Any repairs, maintenance and alterations required or permitted to be done by TENANT under the Lease shall be done only during the weekday ordinary business hours of the Building unless LANDLORD shall have first consented in writing to such work being done outside of such times. If TENANT desires to have such work done by LANDLORD'S employees on Saturdays, Sundays, holidays or weekdays outside of ordinary business hours, TENANT shall pay the extra cost for such labor.

               18. No Defacing of Premises. Except as permitted by LANDLORD by prior written consent, TENANT shall not mark upon, paint signs upon, cut, drill into, drive nails or screws into, or in any way deface the walls, ceilings, partitions or floors of the Premises or of the Building, and any defacement, damage or injury directly or indirectly caused by TENANT shall be paid for by TENANT. Pictures or diplomas shall be hung on tacks or small nails; TENANT shall not use adhesive hooks for such purposes.

               19. Smoking. Smoking is not allowed in the building or within 25 feet of any entrance to or exit from the Building. Smoking is allowed on the grounds in areas designated by LANDLORD. TENANTS and employees of TENANTS who smoke in designated areas will properly dispose of butts, wrappers, ashes, etc. in trash receptacles and not on the ground or in the landscaping. LANDLORD reserves the right to revoke and/or restrict smoking privileges of TENANT, or Employees of TENANTS, who abuse the smoking privileges or improperly dispose of smoking related trash.

               20. Solicitation; Food and Beverages. LANDLORD reserves the right to restrict, control or prohibit canvassing, soliciting and peddling within the Building. TENANT shall not grant any concessions, licenses or permission for the sale or taking of orders for food or services or merchandise in the Premises, nor install or permit the installation or use of any machine or equipment for dispensing goods or foods or beverages in the Building, nor permit the preparation, serving, distribution or delivery of food or beverages in the Premises without the prior written approval of LANDLORD and only in compliance with arrangements prescribed by LANDLORD. Only persons approved by LANDLORD shall be permitted to serve, distribute, or deliver food and beverages within the building, or to use the public areas of the Building for that purpose.

               21. Restricted Common Areas. Mechanical and electrical rooms, and janitor and phone service closets on each floor of the building are restricted common areas. Theses areas are necessary for the full service operation of the building but are restricted either because of the hazards they pose to unqualified personnel or to the operating equipment of the building or other tenants. Access to these areas will be regulated and supervised at the discretion of the LANDLORD.

               22. Captions. The caption for each of these Rules and Regulations is added as a matter of convenience only and shall be considered of no effect in the construction of any provision or provisions of these Rules and Regulations.

                                    EXHIBIT G

                               CORPORATE GUARANTEE

      In consideration of the execution of said Lease by LANDLORD, for the premises located at 10542 South Jordan Gateway, the undersigned hereby unconditionally and irrevocably guarantees the full performance of each and all of the terms, covenants and conditions of said Lease to be kept and performed by said SUNDOG TECHNOLOGIES, INC. (TENANT), including the payment of all rentals and other charges to accrue. The undersigned further agrees as follows:

               1. That this covenant and agreement on its part shall continue in favor of the LANDLORD notwithstanding any extension, modification or alteration of said Lease entered into by and between LANDLORD and TENANT, or their successors and assigns, or notwithstanding any assignment of said
   Lease, with or without the consent of LANDLORD, and no extension, modification, alteration or assignment of the above referred to Lease shall in any manner release or discharge the undersigned and the undersigned hereby consents to same.

               2. This Guarantee will continue unchanged by any bankruptcy, reorganization or insolvency of the TENANT or any successor or assignee thereof or by any disaffirmance or abandonment by a trustee of TENANT.

               3. LANDLORD, may, without notice, assign this Guaranty in whole or in part and no assignment or transfer of the Lease shall operate to extinguish or diminish the liability of the undersigned.

               4. The liability of the undersigned under this Guaranty shall be primary, and in any right of action which shall accrue to LANDLORD under the Lease, the LANDLORD may at its option, proceed against the undersigned without having commenced any action, or having obtained any judgment against the TENANT.

               5. To pay LANDLORD'S reasonably attorneys` fees and all costs and other expenses incurred in any collection or attempted collection or in any negotiations relative to the obligations hereby guaranteed or enforcing this Guarantee against the undersigned, individually and jointly.

               6. The undersigned hereby waives notice of any demand by the LANDLORD, as well as any notice of default in the payment of rent or any other amount contained or reserved in the Lease.

      If Guarantor shall be a Corporation, the authorized officers must sign on behalf of the corporation and indicate the capacity in which they are signing. This Guaranty must be executed by the president or vice-president and the secretary or assistant secretary unless the bylaws or a resolution of the board of directors shall otherwise provide, in which event the bylaws or a certified copy of the resolution, as the case may be must be attached to this Lease.

      The use of the singular herein shall include the plural. The obligation of two (2) or more parties shall be joint and several. The terms and provisions of this Guaranty shall be binding upon and inure to the benefit of the respective successors and assigns of the parties herein named.

SUNDOG TECHNOLOGIES, INC.

By:
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By:
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